UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2021

Torchlight Energy Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5700 W. Plano Parkway, Suite 3600

Plano, Texas 75093

(Address of principal executive offices)

Telephone – (214) 432-8002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in the current report on Form 8-K filed on December 14, 2020, on that date, Torchlight Energy Resources, Inc. (“Torchlight”) and its newly formed subsidiaries, Metamaterial Exchangeco Inc. (formerly named 2798832 Ontario Inc., “Canco”) and 2798831 Ontario Inc., both Ontario corporations, entered into an Arrangement Agreement (the “Agreement”) with Metamaterial Inc., an Ontario corporation headquartered in Nova Scotia, Canada (“Metamaterial”), to acquire all of the outstanding common shares of Metamaterial by way of a statutory plan of arrangement (the “Arrangement”) under the Business Corporations Act (Ontario), on and subject to the terms and conditions of the Agreement. On February 3, 2021, Torchlight and its Ontario subsidiaries entered into an Amendment to Arrangement Agreement (the “Amendment”) with Metamaterial, to amend the Agreement as follows:

•	To extend the date by when Metamaterial must hold its meeting of security holders to March 31, 2021;

•	To extend the date by when Metamaterial must apply to the Ontario Superior Court of Justice for the interim order with respect to the Arrangement to February 28, 2021;

•	To extend the date by when Torchlight must hold its meeting of stockholders to March 31, 2021;

•

To provide that upon the closing of the pre-closing financing contemplated by the Agreement, Torchlight will use a portion of the net proceeds to provide $5,000,000 of additional bridge financing to Metamaterial, to be evidenced by a third unsecured promissory note, substantially in the same form as the previous bridge notes issued by Metamaterial to Torchlight on September 20, 2020 and December 16, 2020; in the event the Agreement is terminated, and the closing of the Arrangement does not otherwise occur, then Metamaterial will be obligated to repay to Torchlight, on the one-year anniversary of the closing of the pre-closing financing, an amount equal to $5,400,000 (which amount represents the outstanding principal of $5,000,000 plus interest accrued on such principal at the rate of 8% per annum); and

•

To update the Plan of Arrangement attached to the Agreement (the “Plan of Arrangement”) to, among other things, include amended terms for the shares issuable by Canco (the “Exchangeable Shares”) in the Arrangement and update certain defined terms contained therein.

The description of the Amendment, the Plan of Arrangement and the terms of the Exchangeable Shares set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, including the updated Plan of Arrangement and terms of the Exchangeable Shares attached thereto, which are attached to this current report as Exhibit 2.1 and incorporated by reference herein.

Forward-Looking Statement

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this current report that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments Torchlight expects or anticipates will occur in the future, such as stated objectives or goals, refinement of strategy, attempts to secure additional financing, exploring possible business alternatives, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this current report on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including risks associated with Torchlight’s ability to obtain additional capital in the future to fund planned expansion, the demand for oil and natural gas which demand could be materially affected by the economic impacts of COVID-19 and possible increases in supply from Russia and OPEC, the proposed business combination transaction with Metamaterial, general economic factors, competition in the industry and other factors that could cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Additional risks and uncertainties are described in or implied by the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of Torchlight’s 2019 Annual Report on Form 10-K, filed on March 16, 2020 and other reports filed from time to time with the Securities and Exchange Commission (“SEC”). Torchlight urges you to consider those risks and uncertainties in evaluating its forward-looking statements. Readers are cautioned to not place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, Torchlight disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in its expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Additional Information and Where to Find It

Torchlight will prepare a proxy statement for Torchlight’s stockholders to be filed with the SEC. The proxy statement will be mailed to Torchlight’s stockholders. Torchlight urges investors, stockholders and other interested persons to read, when available, the proxy statement, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination transaction. Such persons can also read Torchlight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. Torchlight’s definitive proxy statement will be mailed to stockholders of Torchlight as of a record date to be established for voting on the transactions described in this report. Torchlight’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: John A. Brda, President of Torchlight Energy Resources, Inc., 5700 W. Plano Parkway, Suite 3600, Plano, Texas 75093; e-mail: john@torchlightenergy.com. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

Torchlight and its directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Torchlight stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Torchlight’s directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 16, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Torchlight’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Information concerning the interests of Torchlight’s participants in the solicitation, which may, in some cases, be different than those of Torchlight’s equity holders generally, will be set forth in the proxy statement relating to the proposed business combination when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Description

Exhibit 2.1	Amendment to Arrangement Agreement dated February 3, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torchlight Energy Resources, Inc.

Date: February 4, 2021	By:	/s/ John A. Brda
John A. Brda
President

Exhibit 2.1

Execution Version

AMENDMENT TO ARRANGEMENT AGREEMENT

THIS AMENDING AGREEMENT dated Febraury 3, 2021

AMONG:

TORCHLIGHT ENERGY REOURCES, INC., a corporation existing under the Laws of the State of Nevada (“RTO Acquiror”)

- and -

METAMATERIAL EXCHANGECO INC., a corporation existing under the Laws of the Province of Ontario and formerly named 2798832 ONTARIO INC. (“Canco”)

- and -

2798831 ONTARIO INC., a corporation existing under the Laws of the Province of Ontario (“Callco”)

- and -

METAMATERIAL INC., a corporation existing under the Laws of the Province of Ontario (“Meta”)

RECITALS:

A.	On December 14, 2020, the Parties entered into the arrangement agreement (the “Arrangement Agreement”).

B.	The Parties wish to amend the Arrangement Agreement on the terms and conditions contained in this amending agreement (the “Amending Agreement”).

C.	Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Arrangement Agreement.

THIS AMENDING AGREEMENT WITNESSES THAT in consideration of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereto covenant and agree as follows:

1.	Section 2.2(d) of the Arrangement Agreement is deleted in its entirety and replaced with the following:

“fix the date of the Meta Meeting, which date shall be no later than March 31, 2021, give notice to RTO Acquiror of the Meta Meeting, and allow RTO Acquiror and RTO Acquiror’s Representatives (including legal counsel) to attend the Meta Meeting;”

2.	The first sentence of Section 2.3 of the Arrangement Agreement is deleted in its entirety and replaced with the following:

“As soon as reasonably practicable after the date of this Agreement, and in any event no later than February 28, 2021, Meta shall apply to the Court in a manner and on terms acceptable to RTO Acquiror, acting reasonably, pursuant to Section 182 of the OBCA and, in cooperation with RTO Acquiror, prepare, file and diligently pursue an application for the Interim Order, which shall provide, among other things:”

3.	Section 2.4(a) of the Arrangement Agreement is deleted in its entirety and replaced with the following:

“Meta agrees to convene and conduct the Meta Meeting in accordance with the Interim Order, the constating documents of Meta and applicable Law as soon as practicable, and in any event no later than March 31, 2021;”

4.	The reference to “February 1, 2021” in the first sentence of Section 2.11(a) of the Arrangement Agreement is deleted in its entirety and replaced with the words “March 31, 2021”.

5.	Section 7.6 of the Arrangement Agreement is amended by adding the following at the end thereof:

“Upon the closing of the Pre-Closing Financing, RTO Acquiror shall pay to Meta an amount equal to $5,00,0000 in cash to an account identified by Meta in writing in exchange for a third unsecured promissory note substantially in the same form as the Bridge Notes. In the event this Agreement is terminated, and Closing does not otherwise occur, then Meta shall be obligated to repay to RTO Acquiror, on the one (1)-year anniversary of the closing of the Pre-Closing Financing, an amount equal to $5,400,000 (which amount represents the outstanding principal of $5,000,000 plus interest accrued on such principal at the rate of 8% per annum), as set forth in such third bridge note.”

6.	The form of Plan of Arrangement attached as Schedule “A” to the Arrangement Agreement is deleted in its entirety and replaced with the form of Plan of Arrangement attached as Schedule “A” hereto.

7.	Except as otherwise expressly provided herein, the Arrangement Agreement is hereby ratified and confirmed in all respects and shall remain and continue in full force and effect.

8.

The Parties hereby agree that on and after the date first referenced above, each reference in the Arrangement Agreement to “this Agreement” shall mean and be a reference to the Arrangement Agreement, as amended by this Amending Agreement.

9.

This Amending Agreement shall be governed, including as to validity, interpretation and effect, by the Laws of the Province of Ontario and the Laws of Canada applicable therein. Each of the Parties hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario in respect of all matters arising under and in relation to this Amending Agreement. EACH PARTY TO THIS AMENDING AGREEMENT HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDING AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AMENDING AGREEMENT.

10.

Each Party hereto shall, from time to time, and at all times hereafter, at the request of any other Party, but without further consideration, do, or cause to be done, all such other acts and execute and deliver, or cause to be executed and delivered, all such further agreements, transfers, assurances, instruments or documents as shall be reasonably required in order to fully perform and carry out the terms and intent hereof and the transactions contemplated hereby.

11.

This Amending Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. The Parties shall be entitled to rely upon delivery of an executed facsimile, portable document format or similar executed electronic copy of this Agreement, and such facsimile, portable document format or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF RTO Acquiror, Canco, Callco and Meta have caused this Amending Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

TORCHLIGHT ENERGY REOURCES, INC

By:	/s/ John A. Brda
Name: John A. Brda
Title: Chief Executive Officer

METAMATERIAL EXCHANGECO INC.

By:	/s/ John A. Brda
Name: John A. Brda
Title: Chief Executive Officer

2798831 ONTARIO INC.

By:	/s/ John A. Brda
Name: John A. Brda
Title: Chief Executive Officer

METAMATERIAL INC.

By:	/s/ George Palikaras
Name: George Palikaras
Title: Chief Executive Officer

[Amending Agreement – Arrangement Agreement]

SCHEDULE “A”

PLAN OF ARRANGEMENT

See attached.

PLAN OF ARRANGEMENT

ARTICLE 1

INTERPRETATION

1.1	Definitions

In this Plan of Arrangement:

“affiliate” has the meaning ascribed thereto in the Securities Act (Ontario), as amended.

“Agency” means any domestic or foreign court, tribunal, federal, state, provincial or local government or governmental agency, department or authority or other regulatory authority (including the Exchange and NASDAQ) or administrative agency or commission (including the Securities Authorities and the SEC) or any elected or appointed public official.

“Ancillary Rights” means the interest of a holder of Exchangeable Shares as a beneficiary of the trust created under the Voting and Exchange Trust Agreement.

“Arrangement” means an arrangement under Section 182 of the OBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations hereto made in accordance with this Plan of Arrangement and the Arrangement Agreement or made at the direction of the Court.

“Arrangement Agreement” means the arrangement agreement made as of December 14, 2020 between RTO Acquiror, Canco, Callco and Meta, as amended, supplemented and/or restated in accordance with its terms.

“Articles of Arrangement” means the articles of arrangement of Meta in respect of the Arrangement required by the OBCA to be sent to the Director after the Final Order is made, which shall be in a form and content satisfactory to the Parties, each acting reasonably.

“Automatic Exchange Right” has the meaning ascribed thereto in the Voting and Exchange Trust Agreement.

“Business Day” means a day other than a Saturday, a Sunday or any other day on which commercial banking institutions in Toronto, Ontario or Houston, Texas are authorized or required by applicable Law to be closed.

“Callco” means (i) 2798831 Ontario Inc., being a direct or indirect wholly-owned subsidiary of RTO Acquiror incorporated under the laws of the Province of Ontario or (ii) any other direct or indirect wholly-owned subsidiary of RTO Acquiror designated by RTO Acquiror from time to time after the Effective Date in replacement thereof.

“Canadian Resident” means (i) a person who is not a non-resident of Canada for the purposes of the ITA, or (ii) a partnership that is a “Canadian partnership” for purposes of the ITA.

“Canco” means Metamaterial Exchangeco Inc. (formerly named 2798832 Ontario Inc.), a wholly-owned subsidiary of RTO Acquiror, incorporated under the laws of the Province of Ontario that issues the Exchangeable Shares pursuant to the Arrangement.

“Certificate of Arrangement” means the certificate of arrangement to be issued by the Director pursuant to subsection 183(2) of the OBCA in respect of the Articles of Arrangement.

“Change of Law” means any amendment to the ITA and other applicable provincial income tax laws that permits holders of Exchangeable Shares who are Canadian Resident, who hold their Exchangeable Shares as capital property, and who deal at arm’s length with RTO Acquiror and Canco (all for the purposes of the ITA and other applicable provincial income tax laws) to exchange their Exchangeable Shares for RTO Acquiror Shares on a basis that will not require such holders to recognize any gain or loss or any actual or deemed dividend in respect of such exchange for the purposes of the ITA or applicable provincial income tax laws.

“Change of Law Call Date” has the meaning set out in Section 5.3(a).

“Change of Law Call Purchase Price” has the meaning set out in Section 5.3(a).

“Change of Law Call Right” has the meaning set out in Section 5.3(a).

“Consideration” means the consideration to be received by Meta Shareholders pursuant to the Plan of Arrangement in respect of each Meta Share that is issued and outstanding immediately prior to the Effective Time, being either the RTO Acquiror Share Consideration or the Exchangeable Share Consideration as elected by a Meta Shareholder or as otherwise determined in accordance with Section 2.3 in respect of each Meta Share held.

“Court” means the Ontario Superior Court of Justice (Commercial List).

“CRA” means the Canada Revenue Agency.

“Current Market Price” has the meaning set out in the Exchangeable Share Provisions.

“Depositary” means the person acting as depositary under the Arrangement.

“Director” means the Director appointed pursuant to Section 278 of the OBCA.

“Dissent Rights” has the meaning set out in Section 3.1.

“Dissenting Shareholder” means a holder of Meta Shares that has duly and validly exercised Dissent Rights and who is ultimately entitled to be paid the fair value of such holder’s Meta Shares as determined in accordance with Section 3.1.

“Dividend Amount” means an amount equal to all declared and unpaid dividends on an Exchangeable Share held by a holder thereof on any dividend record date which occurred prior to the date of purchase, redemption or other acquisition of such share by Callco, Canco or RTO Acquiror from such holder.

“Effective Date” means the date shown on the Certificate of Arrangement giving effect to the Arrangement.

“Effective Time” means 12:01 a.m. (Toronto time) on the Effective Date.

“Election Deadline” means 11:00 a.m. (Toronto time) on March 11, 2021, or, if the Meta Meeting is adjourned or postponed, prior to 11:00 a.m. (Toronto time) on the Business Day immediately prior to the date of such adjourned or postponed Meta Meeting.

“Eligible Holder” means a Meta Shareholder who is (i) a Canadian Resident, and (ii) not exempt from tax under Part I of the ITA (or, in the case of a partnership, none of the partners of which is exempt from tax under Part I of the ITA).

“Exchange” means the Canadian Securities Exchange, the Toronto Stock Exchange or such other recognized securities exchange upon which the Exchangeable Shares may be listed for trading from time to time.

“Exchange Ratio” means the number of RTO Acquiror Shares or Exchangeable Shares that a Meta Shareholder will receive at the Effective Time in exchange for each one (1) Meta Share held, determined as follows:

A = B/C

where

A = the number of RTO Acquiror Shares or Exchangeable Shares to be received in exchange for each one (1) Meta Share, rounded to three decimal places;

B = the Meta Shareholders’ proportionate share of the total pro forma number of RTO Acquiror Shares to be outstanding upon completion of the Arrangement, which for greater certainty will be equal to 75% of the total pro forma number of outstanding RTO Acquiror Shares upon completion of the Arrangement (including any RTO Acquiror Shares issued or issuable by RTO Acquiror pursuant to any working capital financing of up to US$5,000,000 permitted pursuant to Section 5.3(b)(i) of the Arrangement Agreement, which are intended to be 100% dilutive to RTO Acquiror Shareholders, but excluding any RTO Acquiror Shares issued or issuable by RTO Acquiror pursuant to the Pre-Closing Financing Transaction to raise amounts in excess of such US$5,000,000 threshold, which are intended to be proportionally dilutive to each party at 75% to Meta Shareholders and 25% to RTO Acquiror Shareholders), subject to further adjustment upward for any other RTO Acquiror Shares issued or issuable prior to the Effective Time that are intended to be 100% dilutive to RTO Acquiror Shareholders; and

C = the number of Meta Shares outstanding immediately prior to the Effective Time.

“Exchange Time” means the time that the steps in Sections 2.2(b), 2.2(c), 2.2(d) and 2.2(e) occur.

“Exchangeable Elected Shares” means Meta Shares (other than Meta Shares held by RTO Acquiror or an affiliate) that the holder thereof shall have elected, in accordance with Section 2.3(a) in a duly completed Letter of Transmittal and Election Form deposited with the Depositary no later than the Election Deadline, to transfer to Canco under the Arrangement for the Exchangeable Share Consideration.

“Exchangeable Share Consideration” means the consideration in the form of Exchangeable Shares, together with Ancillary Rights, elected for each Meta Share by a Meta Shareholder (other than a Dissenting Shareholder) pursuant to Section 2.3(a), which shall be that number of Exchangeable Shares equal to the Exchange Ratio for each Meta Share held immediately prior to the Effective Time.

“Exchangeable Share Provisions” means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares, which rights, privileges, restrictions and conditions shall be in substantially the form set out in Appendix I hereto.

“Exchangeable Shares” means the exchangeable shares in the capital of Canco having the rights, privileges, restrictions and conditions set forth in the Exchangeable Share Provisions.

“Final Order” means an order of the Court granted pursuant to Section 185 of the OBCA, in a form acceptable to each of RTO Acquiror and Meta, each acting reasonably, approving the Arrangement after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, as such order may be affirmed, amended, modified, supplemented or varied by the Court (with the consent of RTO Acquiror and Meta, each acting reasonably) at any time prior to the Effective Date or, if appealed, as affirmed or amended (provided, however, that any such amendment is acceptable to RTO Acquiror and Meta, each acting reasonably) on appeal, unless such appeal is withdrawn, abandoned or denied.

“Governmental Entity” means (i) any multinational or supranational body or organization, nation, government, state, province, country, territory, municipality, quasi-government, administrative, judicial or regulatory authority, agency, board, body, bureau, commission, instrumentality, court or tribunal or any political subdivision thereof, or any central bank (or similar monetary or regulatory authority) thereof, any taxing authority, any ministry or department or agency of any of the foregoing, (ii) any self-regulatory organization or stock exchange, including the Exchange and NASDAQ, (iii) any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government; and (iv) any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of such entities or other bodies pursuant to the foregoing.

“holder” means the holder of Meta Shares, Meta Options or Meta Warrants shown from time to time in the central securities register maintained by or on behalf of Meta in respect of such securities, as the context requires.

“including” means “including without limitation” and “includes” means “includes without limitation”.

“Interim Order” means an order of the Court in a form acceptable to each of RTO Acquiror and Meta, acting reasonably, providing for, among other things, the calling and holding of the Meta Meeting, as the same may be amended by the Court with the consent of RTO Acquiror and Meta, each acting reasonably.

“ITA” means the Income Tax Act (Canada), as amended.

“Law” means, with respect to any person, any and all applicable law (statutory, common, civil or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended.

“Letter of Transmittal and Election Form” means the letter of transmittal and election form for use by holders of Meta Shares or other securities of Meta, in the form accompanying the Meta Circular.

“Liquidation Amount” has the meaning set out in the Exchangeable Share Provisions.

“Liquidation Date” has the meaning set out in the Exchangeable Share Provisions.

“Meta” means Metamaterial Inc., a corporation governed under the OBCA.

“Meta Arrangement Resolution” means the special resolution of Meta Shareholders, Meta Optionholders, Meta Warrantholders and holders of Meta DSUs approving the Arrangement to be considered at the Meta Meeting.

“Meta Circular” means the notice of the Meta Meeting and accompanying management proxy circular, including all schedules, appendices and exhibits thereto and enclosures therewith, sent to the Meta Shareholders, as required by the Court in the Interim Order, in connection with the Meta Meeting, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

“Meta DSU” means a deferred share unit of Meta.

“Meta Meeting” means the special meeting of Meta Shareholders, Meta Optionholders, Meta Warrantholders and holders of Meta DSUs including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order to consider the Meta Arrangement Resolution, and for any other purpose as may be set out in the Meta Circular.

“Meta Non-Canadian Subsidiaries” means Metamaterial Technologies USA, Inc. and Medical Wireless Sensing Ltd.

“Meta Optionholders” means the holders at the relevant time of Meta Options.

“Meta Options” means, at any time, options exercisable to acquire Meta Shares granted under the Option Plan which are, at such time, outstanding, whether or not vested.

“Meta Shareholders” means the holders of Meta Shares.

“Meta Shares” means issued and outstanding common shares in the capital of Meta.

“Meta Warrantholders” means the holders at the relevant time of Meta Warrants.

“Meta Warrants” means the common share purchase warrants to acquire Meta Shares which are at such time outstanding.

“NASDAQ” means the NASDAQ Capital Market.

“OBCA” means the Business Corporations Act (Ontario), as amended.

“Option Plan” means the stock option plan of Meta approved by Meta Shareholders on October 10, 2019.

“person” includes any individual, firm, partnership, limited partnership, limited liability partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, body corporate, corporation, company, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status.

“Plan of Arrangement” means this plan of arrangement.

“Pre-Closing Financing” has the meaning set out in the Arrangement Agreement.

“Redemption Call Purchase Price” has the meaning set out in Section 5.2(a).

“Redemption Call Right” has the meaning set out in Section 5.2(a).

“Redemption Date” has the meaning set out in the Exchangeable Share Provisions.

“RTO Acquiror” means Torchlight Energy Resources, Inc., a corporation existing under the laws of the State of Nevada.

“RTO Acquiror Note” has the meaning set out in Section 2.3(g)

“RTO Acquiror Replacement Option” means an option to acquire RTO Acquiror Shares to be issued by RTO Acquiror in consideration for the cancellation of each Meta Option.

“RTO Acquiror Share Consideration” means the consideration in the form of RTO Acquiror Shares elected or deemed to be elected for each Meta Share by a Meta Shareholder (other than a Dissenting Shareholder) pursuant to Section 2.3, which shall be that number of RTO Acquiror Shares equal to the Exchange Ratio for each Meta Share held immediately prior to the Effective Time.

“RTO Acquiror Shares” means the common stock, par value U.S.$0.01 per share, in the capital of RTO Acquiror.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Authorities” means all securities regulatory authorities, including the applicable securities commission or similar regulatory authorities in each of the provinces and territories of Canada, the SEC, the Exchange, and the NASDAQ, that are applicable to Meta or RTO Acquiror, as the case may be.

“Special Voting Share” means the special voting share in the capital of RTO Acquiror having substantially the rights, privileges, restrictions and conditions described in the Voting and Exchange Trust Agreement.

“Support Agreement” means an agreement to be made among RTO Acquiror, Callco and Canco in connection with this Plan of Arrangement substantially in the form and substance of Schedule I to the Arrangement Agreement.

“Tax Election Package” means two copies of CRA form T2057, or, if the Meta Shareholder is a partnership, two copies of CRA form T2058 and two copies of any applicable equivalent provincial or territorial election form, which forms have been duly and properly completed and executed by the Meta Shareholder in accordance with the rules contained in the ITA or the relevant provincial legislation.

“Transfer Agent” means AST Trust Company (Canada) or such other person as may from time to time be appointed by Canco as the registrar and transfer agent for the Exchangeable Shares.

“US Dollars” or “US$” means United States dollars.

“Voting and Exchange Trust Agreement” means an agreement to be made among RTO Acquiror, Canco and the Trustee (as defined in the Exchangeable Share Provisions) in connection with this Plan of Arrangement substantially in the form of Schedule J to the Arrangement Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

1.2	Headings and References

The division of this Plan of Arrangement into Sections and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Plan of Arrangement. Unless otherwise specified, references to Sections are to Sections of this Plan of Arrangement.

1.3	Currency

Except as expressly indicated otherwise, all sums of money referred to in this Plan of Arrangement are expressed and shall be payable in US Dollars.

1.4	Time

Time shall be of the essence in each and every matter or thing herein provided. Unless otherwise indicated, all times expressed herein are local time at Toronto, Ontario.

ARTICLE 2

THE ARRANGEMENT

2.1	Binding Effect

Subject to the terms of the Arrangement Agreement, the Arrangement will become effective at the Effective Time and shall be binding at and after the Effective Time on Meta, RTO Acquiror, Canco, Callco, the Depositary, the Trustee and all holders and beneficial holders of Meta Shares, Meta Options, Meta DSUs and Meta Warrants including Dissenting Shareholders.

2.2	The Arrangement

Commencing at the Effective Time on the Effective Date, subject to the terms and conditions of the Arrangement Agreement, the following shall occur as part of the Arrangement and shall be deemed to occur in the following order (except that the steps in Sections 2.2(b), 2.2(c), 2.2(d), 2.2(e) and 2.2(f) shall be deemed to occur simultaneously) without any further act or formality:

(a)

each Meta Share held by a Dissenting Shareholder shall be deemed to be transferred by the holder thereof, without any further act or formality on its part, free and clear of all Encumbrances, to Meta and Meta shall thereupon be obliged to pay the amount therefor determined and payable in accordance with Article 3 hereof, and the name of such holder shall be removed from the central securities register of Meta as a holder of Meta Shares and Meta shall be recorded as the registered holder of the Meta Shares so transferred and shall be deemed to be the legal owner of such Meta Shares, which Meta Shares shall thereupon be cancelled;

(b)

each Meta Option outstanding immediately prior to the Effective Time shall, without further action or formality by or on behalf of the holders thereof, be exchanged for an RTO Acquiror Replacement Option to purchase from the RTO Acquiror the number of RTO Acquiror Shares equal to the product of (A) the number of Meta Shares issuable pursuant to the exercise of the Meta Option immediately before the Effective Time, and (B) the Exchange Ratio, provided that if the foregoing would result in a fraction of an RTO Acquiror Share being issuable upon any particular exercise of RTO Acquiror Replacement Options, then the number of RTO Acquiror Shares otherwise issuable upon exercise of such RTO Acquiror Replacement Options shall be rounded down to the nearest whole number of RTO Acquiror Shares. The exercise price per RTO Acquiror Share subject to any such RTO Acquiror Replacement Option shall be an amount equal to the quotient of (A) the exercise price per Meta Share under the exchanged Meta Option immediately prior to the Effective Time, divided by (B) the Exchange Ratio. Except as set out above, all terms and conditions of an RTO Acquiror Replacement Option, including the term to expiry, conditions to and manner of exercising, will be the same as the Meta Option for which it was exchanged and any document evidencing a Meta Option shall thereafter evidence and be deemed to evidence such RTO Acquiror Replacement Option;

(c)

each Meta DSU shall, without any further action on the part of any holder thereof, be continued on the same terms and conditions as were applicable immediately prior to the Effective Time, except that, pursuant to the terms of the deferred share unit plan of Meta, the terms of the Meta DSUs shall be amended so as to substitute for the Meta Shares issuable pursuant to such Meta DSUs, such number of RTO Acquiror Shares equal to (A) the number of Meta Shares issuable pursuant to the Meta DSUs immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio, rounded down to the nearest whole number;

(d)

each Meta Warrant shall, without any further action on the part of any holder thereof, be continued on the same terms and conditions as were applicable immediately prior to the Effective Time, except that, pursuant to the terms of the applicable warrant certificate, the terms of the Meta Warrants shall be amended so as to (i) substitute for the Meta Shares issuable pursuant to the exercise of such Meta Warrants such number of RTO Acquiror Shares equal to (A) the number of Meta Shares issuable pursuant to the exercise of such Meta Warrants immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio, rounded down to the nearest whole number; and (ii) adjust the exercise price per RTO Acquiror Share issuable pursuant to the exercise of any such Meta Warrant following the Effective Time to be an amount equal to the quotient of (A) the exercise price per Meta Share under the Meta Warrant immediately prior to the Effective Time divided by (B) the Exchange Ratio;

(e)

each issued and outstanding Meta Share (other than Exchangeable Elected Shares and other than Meta Shares held by RTO Acquiror or an affiliate thereof or Dissenting Shareholders) held by a Meta Shareholder shall be transferred by the holder thereof, without any further act or formality on its part, free and clear of all Encumbrances, to Canco in exchange for RTO Acquiror Share Consideration in accordance with the election or deemed election of such Meta Shareholder pursuant to Section 2.3;

(f)

each Exchangeable Elected Share shall be transferred by the holder thereof, without any further act or formality on its part, free and clear of all Encumbrances, to Canco in exchange for Exchangeable Share Consideration in accordance with the election of such Meta Shareholder pursuant to Section 2.3; and

(g)

RTO Acquiror, Canco and Callco shall execute the Support Agreement and RTO Acquiror, Canco and the Transfer Agent shall execute the Voting and Exchange Trust Agreement and RTO Acquiror shall issue to and deposit with the Transfer Agent the Special Voting Share in consideration of the payment to RTO Acquiror by Meta on behalf of the Meta Shareholders of one dollar ($1.00), to be thereafter held of record by the Transfer Agent as trustee for and on behalf of, and for the use and benefit of, the holders of the Exchangeable Shares in accordance with the Voting and Exchange Trust Agreement. All rights of holders of Exchangeable Shares under the Voting and Exchange Trust Agreement shall be received by them as part of the property receivable by them under Section 2.2(c) in exchange for the Exchangeable Elected Shares for which they were exchanged.

2.3	Consideration Elections

With respect to the exchange of securities effected pursuant to Sections 2.2(b) and 2.2(c):

(a)

Meta Shareholders who are Eligible Holders may elect to (i) receive in respect of any or all of their Meta Shares, the Exchangeable Share Consideration and (ii) receive in respect of the balance of their Meta Shares, if any, the RTO Acquiror Share Consideration;

(b)

the election provided for in Section 2.3(a) shall be made by a Meta Shareholder depositing with the Depositary, prior to the Election Deadline, a duly completed Letter of Transmittal and Election Form indicating such Meta Shareholder’s election, together with certificates representing such holder’s Meta Shares, if any;

(c)

any Meta Shareholder who does not deposit with the Depositary a duly completed Letter of Transmittal and Election Form prior to the Election Deadline, or otherwise fails to comply with the requirements of Section 2.3(b) and the Letter of Transmittal and Election Form in respect of any such Meta Shareholder’s Meta Shares, shall be deemed to have elected to receive the RTO Acquiror Share Consideration; and

(d)	any Letter of Transmittal and Election Form, once deposited with the Depositary, shall be irrevocable and may not be withdrawn by a Meta Shareholder.

2.4	Income Tax Elections

Meta Shareholders who are Eligible Holders who are entitled to receive Exchangeable Shares under the Arrangement shall be entitled to make an income tax election pursuant to subsection 85(1) of the ITA or, if the person is a partnership, subsection 85(2) of the ITA (and in each case, where applicable, the analogous provisions of provincial income tax Law) with respect to the transfer of their Meta Shares to Canco by providing the Tax Election Package to the Depositary within 90 days following the Effective Date, duly completed with the details of the number of Meta Shares transferred and the applicable agreed amounts (which cannot be less than the fair market value of the Ancillary Rights at the Exchange Time). Thereafter, subject to the Tax Election Package being correct and complete and complying with the provisions of the ITA (or applicable provincial income or corporate tax Law), the relevant forms will be signed by Canco and returned to such persons within 90 days after the receipt thereof by the Depositary for filing with the CRA (or the applicable provincial taxing Agency). Canco will not be responsible for the proper or accurate completion of the Tax Election Package or to check or verify the content of any election form and, except for Canco’s obligation to return duly completed Tax Election Packages which are received by the Depositary within 90 days of the Effective Date, within 90 days after the receipt thereof by the Depositary, Canco will not be responsible for any taxes, interest or penalties or any other costs or damages resulting from the failure by a Meta Shareholder to properly and accurately complete or file the necessary election forms in the form and manner and within the time prescribed by the ITA (or any applicable provincial legislation). In its sole discretion, Canco may choose to sign and return Tax Election Packages received more than 90 days following the Effective Date, but Canco will have no obligation to do so.

2.5	Share Registers

Every Meta Shareholder from whom a Meta Share is transferred and acquired pursuant to the Arrangement shall be removed from the register of holders of Meta Shares at the Effective Time and shall cease to have any rights in respect of such Meta Shares, and Canco shall become the holder of such Meta Shares and shall be added to that register at the Effective Time and shall be entitled as of that time to all of the rights and privileges attached to the Meta Shares. Every Meta Shareholder who acquires Exchangeable Shares and/or RTO Acquiror Shares pursuant to the Arrangement shall be added to the register of holders of Exchangeable Shares and/or RTO Acquiror Shares, as applicable, and shall be entitled as of the Effective Time to all of the rights and privileges attached to the Exchangeable Shares and/or RTO Acquiror Shares, as the case may be.

2.6	Adjustments to Consideration

The consideration to be paid pursuant to Sections 2.2(b), 2.2(c), 2.2(d) and 2.2(e) shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into RTO Acquiror Shares or Meta Shares, other than stock dividends paid in lieu of ordinary course dividends), reorganization, recapitalization or other like change with respect to RTO Acquiror Shares or Meta Shares occurring after the date of the Arrangement Agreement and prior to the Effective Time.

ARTICLE 3

DISSENT RIGHTS

3.1	Rights of Dissent

Holders of Meta Shares may exercise rights of dissent with respect to those Meta Shares pursuant to, and (except as expressly indicated to the contrary in this Section 3.1), in the manner set forth in, Section 185 of the OBCA and this Section 3.1 in connection with the Arrangement (the “Dissent Rights”); provided that, notwithstanding Section 185(6) of the OBCA, the written objection to the resolution approving the Arrangement referred to in Section 185(6) of the OBCA must be received by Meta not later than 5:00 p.m. (Toronto time) on the second Business Day before the Meta Meeting; and provided further that, notwithstanding the provisions of Section 185 of the OBCA, Meta Shareholders who duly exercise Dissent Rights and who have not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights and who:

(a)

ultimately are determined to be entitled to be paid fair value for their Meta Shares, which fair value, notwithstanding anything to the contrary contained in Section 185 of the OBCA, shall be determined as of the Exchange Time, shall be deemed to have transferred those Meta Shares as of the Exchange Time at the fair value of the Meta Shares determined as of the Exchange Time in accordance with Section 2.2(a), without any further act or formality and free and clear of all Encumbrances, to Meta and shall not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holder not exercised their Dissent Rights in respect of such Meta Shares; or

(b)

ultimately are determined not to be entitled, for any reason, to be paid fair value for their Meta Shares, shall be deemed to have participated in the Arrangement on the same basis as a holder of Meta Shares who has not exercised Dissent Rights and shall be deemed to have elected to receive, and shall receive, the consideration provided in Section 2.3(c), but in no case shall Meta, RTO Acquiror, Canco, the Depositary or any other person be required to recognize any such holder as a holder of Meta Shares after the Exchange Time, and the names of each such holder shall be deleted from the register of holders of Meta Shares at the Exchange Time.

ARTICLE 4

SHARE DEPOSIT AND FRACTIONAL SHARES

4.1	Share Deposit

Prior to the Exchange Time, Canco and RTO Acquiror shall deposit or cause to be deposited with the Depositary, for the benefit of the holders of Meta Shares, the aggregate number of whole Exchangeable Shares and the aggregate number of whole RTO Acquiror Shares issuable to holders of Meta Shares in accordance with Section 2.2(b) and Section 2.2(c) under this Plan of Arrangement. Upon surrender to the Depositary by a holder of Meta Shares of a duly completed Letter of Transmittal and Election Form and such other documents and instruments as the Depositary may reasonably require along with the certificate or certificates, if any, representing such Meta Shares to be exchanged under the Arrangement for cancellation, such holder of Meta Shares shall be entitled to receive, and promptly after the Exchange Time the Depositary shall deliver to such person, written evidence of the book entry issuance in uncertificated form to, or certificates registered in the name of, such person representing that number of Exchangeable Shares and/or RTO Acquiror Shares which such person is entitled to receive in accordance with Section 2.2(b) and Section 2.2(c) less any amounts withheld pursuant to Section 4.5, and any certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of such Meta Shares which was not registered in the transfer records of Meta, written evidence of the book entry issuance of, or certificates representing, the number of Exchangeable Shares and/or RTO Acquiror Shares issuable to the registered holder may be registered in the name of and issued to the transferee if the certificate representing such Meta Shares is presented to the Depositary, accompanied by a duly completed Letter of Transmittal and Election Form and all documents required to evidence and effect such transfer. Without limiting the provisions of Section 2.5, until surrendered as contemplated by this Section 4.1, each certificate which immediately prior to the Exchange Time represented one or more outstanding Meta Shares that, under the Arrangement, were exchanged pursuant to Section 2.2(b) or Section 2.2(c), shall be deemed at all times after the Exchange Time to represent only the right to receive upon such surrender (i) the Consideration to which the holder thereof is entitled under the Arrangement, or as to a certificate held by a Dissenting Shareholder (other than a shareholder who exercised Dissent Rights who is deemed to have participated in the Arrangement pursuant to Section 3.1(b)), to receive the fair value of the Meta Shares represented by such certificate, and (ii) any dividends or distributions with a record date after the Exchange Time theretofore paid or payable with respect to any Exchangeable Shares or RTO Acquiror Shares issued in exchange therefor as contemplated by Section 4.2, in each case less any amounts withheld pursuant to Section 4.5.

4.2	Distributions with Respect to Unsurrendered Certificates

No dividends or other distributions paid, declared or made with respect to Exchangeable Shares or RTO Acquiror Shares, in each case with a record date after the Exchange Time, shall be paid to the holder of any unsurrendered certificate which immediately prior to the Exchange Time represented outstanding Meta Shares, unless and until such person shall have surrendered its certificates representing Meta Shares in accordance with the provisions of Section 4.1. Subject to applicable Law, at the time such person shall have surrendered its certificates representing Meta Shares in accordance with the provisions of Section 4.1, there shall be paid to such person, without interest (i) the amount of dividends or other distributions with a record date after the Exchange Time theretofore paid with respect to the Exchangeable Share or the RTO Acquiror Share, as the case may be, to which such person is entitled pursuant hereto, and (ii) on the appropriate payment date, the amount of dividends or other distributions with a record date after the Exchange Time but prior to the date of surrender of certificates representing Meta Shares by such person in accordance with the provisions of Section 4.1 and a payment date subsequent to the date of such compliance and payable with respect to such Exchangeable Shares or RTO Acquiror Shares, as the case may be.

4.3	No Fractional Shares

No fractional Exchangeable Shares or fractional RTO Acquiror Shares shall be issued upon compliance with the provisions of Section 4.1 and no dividend, stock split or other change in the capital structure of Canco or RTO Acquiror shall relate to any such fractional security and such fractional interests shall not entitle the owner thereof to exercise any rights as a security holder of Canco or RTO Acquiror. Where the aggregate number of RTO Acquiror Shares or Exchangeable Shares to be issued to a Meta Shareholder as consideration under the Arrangement would result in a fraction of a RTO Acquiror Share or an Exchangeable Share being issuable, the number of RTO Acquiror Shares or Exchangeable Shares, as the case may be to be received by such Meta Shareholder shall be rounded down to the nearest whole RTO Acquiror Share or Exchangeable Share, as the case may be.

4.4	Lost Certificates

In the event any certificate which immediately prior to the Exchange Time represented one or more outstanding Meta Shares that were exchanged pursuant to Section 2.2 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, any Exchangeable Shares or RTO Acquiror Shares (and any dividends or distributions with respect thereto) deliverable in accordance with Section 2.2 and such holder’s Letter of Transmittal and Election Form. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the person to whom Exchangeable Shares or RTO Acquiror Shares (and any dividends or distributions with respect thereto) are to be issued shall, as a condition precedent to the issuance thereof, give a bond satisfactory to Meta, and RTO Acquiror and its transfer agent (each acting reasonably) in such amount as RTO Acquiror may direct or otherwise indemnify Meta, Canco and RTO Acquiror in a manner satisfactory to Meta, Canco and RTO Acquiror against any claim that may be made against Meta, Canco or RTO Acquiror with respect to the certificate alleged to have been lost, stolen or destroyed.

4.5	Extinction of Rights

Any certificate which immediately prior to the Exchange Time represented outstanding Meta Shares that were exchanged pursuant to Section 2.2 that is not deposited with all other instruments required by Section 4.1 on or prior to the date of the notice referred to in Section 7(2) of the Exchangeable Share Provisions shall cease to represent a claim or interest of any kind or nature as a securityholder of Canco or RTO Acquiror. On such date, the Exchangeable Shares and/or RTO Acquiror Shares to which the former holder of the certificate referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered for no consideration to Canco. None of RTO Acquiror, Meta, Canco, Callco or the Depositary shall be liable to any person in respect of any cash or property delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

4.6	Withholding Rights

Meta, Canco, Callco, RTO Acquiror and the Depositary shall be entitled to deduct and withhold from any dividend, price or consideration otherwise payable to any holder of Meta Shares, RTO Acquiror Shares or Exchangeable Shares such amounts as Meta, Canco, Callco, RTO Acquiror or the Depositary is required to deduct and withhold with respect to such payment under the ITA, United States tax laws or any other applicable Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the securities in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing Agency. Meta, Canco, Callco, RTO Acquiror and the Depositary are hereby authorized to sell or otherwise dispose of such other portion of the consideration as is necessary to provide sufficient funds to Meta, Canco, Callco, RTO Acquiror and the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement and Meta, Canco, Callco, RTO Acquiror and the Depositary shall notify the holder thereof and remit any unapplied balance of the net proceeds of such sale.

4.7	Paramountcy

From and after the Effective Time: (i) this Plan of Arrangement shall take precedence and priority over any and all Meta Shares issued prior to the Effective Time; (ii) the rights and obligations of the registered holders of Meta Shares (other than RTO Acquiror, Canco or any of their respective affiliates), and of Meta, RTO Acquiror, Canco, the Depositary and any transfer agent or other depositary in relation thereto, shall be solely as provided for in this Plan of Arrangement and the Arrangement Agreement; and (iii) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Meta Shares shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

ARTICLE 5

RIGHTS OF RTO ACQUIROR AND CALLCO TO ACQUIRE EXCHANGEABLE SHARES

5.1	Liquidation Call Right

In addition to the rights contained in the Exchangeable Share Provisions, RTO Acquiror and Callco shall have the following rights in respect of the Exchangeable Shares:

(a)

Subject to the proviso in Section 5.1(b) that Callco shall only be entitled to exercise the Liquidation Call Right with respect to those Exchangeable Shares, if any, in respect of which RTO Acquiror has not exercised the Liquidation Call Right, RTO Acquiror and Callco shall each have the overriding right (the “Liquidation Call Right”), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of Canco or any other distribution of the assets of Canco among its shareholders for the purpose of winding up its affairs, pursuant to Section 5 of the Exchangeable Share Provisions, and subject to the sale and purchase contemplated by the Automatic Exchange Right, to purchase from all but not less than all of the holders of the Exchangeable Shares (other than any holder of Exchangeable Shares which is RTO Acquiror or any of its affiliates) on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder upon payment by RTO Acquiror or Callco, as the case may be, to each such holder of an amount per share (the “Liquidation Call Purchase Price”) equal to the Current Market Price of RTO Acquiror Shares on the last Business Day prior to the Liquidation Date plus the Dividend Amount, which shall be satisfied in full by RTO Acquiror or Callco, as the case may be, delivering or causing to be delivered to such holder one RTO Acquiror Share plus any Dividend Amount in accordance with Section 5.1(c). In the event of the exercise of the Liquidation Call Right by RTO Acquiror or Callco, as the case may be, each such holder of Exchangeable Shares (other than RTO Acquiror and its affiliates) shall be obligated to sell all of the Exchangeable Shares held by the holder to RTO Acquiror or Callco, as the case may be, on the Liquidation Date upon payment by RTO Acquiror or Callco, as the case may be, to such holder of the Liquidation Call Purchase Price for each such share, and Canco shall have no obligation to pay any Liquidation Amount to the holders of such shares so purchased.

(b)

Callco shall only be entitled to exercise the Liquidation Call Right with respect to those Exchangeable Shares, if any, in respect of which RTO Acquiror has not exercised the Liquidation Call Right. To exercise the Liquidation Call Right, RTO Acquiror or Callco must notify the Transfer Agent, as agent for the holders of the Exchangeable Shares, and Canco of its intention to exercise such right at least 45 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of Canco or any other voluntary distribution of the assets of Canco among its shareholders for the purpose of winding up its affairs, at least 30 days before the Liquidation Date and at least 30 days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of Canco or any other involuntary distribution of the assets of Canco among its shareholders for the purpose of winding up its affairs. The RTO Acquiror will or will cause the Transfer Agent to notify the holders of the Exchangeable Shares as to whether or not RTO Acquiror and/or Callco has exercised the Liquidation Call Right forthwith after the expiry of the period during which RTO Acquiror or Callco may exercise the Liquidation Call Right. If RTO Acquiror and/or Callco exercises the Liquidation Call Right, then on the Liquidation Date, RTO Acquiror and/or Callco, as the case may be, will purchase and the holders of the Exchangeable Shares (other than any holder of Exchangeable Shares which is RTO Acquiror or any of its affiliates) will sell, all of the Exchangeable Shares held by such holders on such date for a price per share equal to the Liquidation Call Purchase Price which shall be satisfied in full by RTO Acquiror or Callco, as the case may be, delivering or causing to be delivered to such holder one RTO Acquiror Share plus any Dividend Amount.

(c)

For the purposes of completing the purchase and sale of the Exchangeable Shares pursuant to exercise of the Liquidation Call Right, RTO Acquiror or Callco, as the case may be, shall deposit or cause to be deposited with the Transfer Agent, on or before the Liquidation Date, the aggregate number of RTO Acquiror Shares required to be delivered or caused to be delivered pursuant to Section 5.1(a) and a cheque or cheques payable at par at any branch of the bankers of the applicable entity representing the aggregate Dividend Amount, if any, in payment of the total Liquidation Call Purchase Price, less any amounts withheld pursuant to Section 4.5. Provided that such consideration has been so deposited with the Transfer Agent, the holders of the Exchangeable Shares (other than RTO Acquiror and its affiliates) shall cease to be holders of the Exchangeable Shares on and after the Liquidation Date and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive their proportionate part of the aggregate Liquidation Call Purchase Price without interest, upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the RTO Acquiror Shares which such holder is entitled to receive. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and articles of Canco and such additional documents, instruments and payments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of RTO Acquiror or Callco, as applicable, shall transfer to such holder, the RTO Acquiror Shares to which such holder is entitled and as soon as reasonably practicable thereafter the Transfer Agent shall deliver to such holder written evidence of the book entry issuance in uncertificated form of the RTO Acquiror Shares to which the holder is entitled and a cheque or cheques of RTO Acquiror or Callco, as applicable, payable at par at any branch of the bankers of RTO Acquiror or Callco, respectively, representing the Dividend Amount, if any, and when received by the Transfer Agent, all dividends and other distributions with respect to such RTO Acquiror Shares with a record date after the Liquidation Date and before the date of the transfer of such RTO Acquiror Shares to such holder, less any amounts withheld pursuant to Section 4.6. If neither RTO Acquiror or Callco exercises the Liquidation Call Right in the manner described above, on the Liquidation Date, the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Liquidation Amount otherwise payable by Canco in connection with the liquidation, dissolution or winding-up of Canco or any distribution of the assets of Canco among its shareholders for the purpose of winding up its affairs pursuant to Section 5 of the Exchangeable Share Provisions.

5.2	Redemption Call Right

In addition to the rights contained in the Exchangeable Share Provisions, RTO Acquiror and Callco shall have the following rights in respect of the Exchangeable Shares:

(a)

Subject to the proviso in Section 5.2(b) that Callco shall only be entitled to exercise the Redemption Call Right with respect to those Exchangeable Shares, if any, in respect of which RTO Acquiror has not exercised the Redemption Call Right, and notwithstanding the proposed redemption of the Exchangeable Shares by Canco pursuant to Section 7 of the Exchangeable Share Provisions, RTO Acquiror and Callco shall each have the overriding right (the “Redemption Call Right”) to purchase from all but not less than all of the holders of the Exchangeable Shares (other than any holder of Exchangeable Shares which is RTO Acquiror or any of its affiliates) on the Redemption Date all but not less than all of the Exchangeable Shares held by each such holder upon payment by RTO

Acquiror or Callco, as the case may be, to each such holder an amount per Exchangeable Share (the “Redemption Call Purchase Price”) equal to the Current Market Price of an RTO Acquiror on the last Business Day prior to the Redemption Date plus the Dividend Amount, which shall be satisfied in full by RTO Acquiror or Callco, as applicable, delivering or causing to be delivered to such holder one RTO Acquiror Share plus any Dividend Amount in accordance with Section 5.2(c). In the event of the exercise of the Redemption Call Right by RTO Acquiror or Callco, as the case may be, each such holder of Exchangeable Shares shall be obligated to sell all of the Exchangeable Shares held by the holder to RTO Acquiror or Callco, as the case may be, on the Redemption Date upon payment by RTO Acquiror or Callco, as the case may be, to such holder of the Redemption Call Purchase Price for each such share, and Canco shall have no obligation to redeem, or to pay any Dividend Amount in respect of, such shares so purchased.

(b)

Callco shall only be entitled to exercise the Redemption Call Right with respect to those Exchangeable Shares, if any, in respect of which RTO Acquiror has not exercised the Redemption Call Right. To exercise the Redemption Call Right, RTO Acquiror or Callco must notify the Transfer Agent, as agent for the holders of the Exchangeable Shares, and Canco of its intention to exercise such right (i) in the case of a redemption occurring as a result of a RTO Acquiror Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event (each as defined in the Exchangeable Share Provisions), on or before the Redemption Date, and (ii) in any other case, at least 30 days before the Redemption Date. The Transfer Agent will notify the holders of the Exchangeable Shares as to whether or not RTO Acquiror and/or Callco has exercised the Redemption Call Right forthwith after the expiry of the period during which RTO Acquiror or Callco may exercise the Redemption Call Right. If RTO Acquiror and/or Callco exercises the Redemption Call Right, RTO Acquiror and/or Callco, as the case may be, will purchase and the holders of the Exchangeable Shares (other than any holder of Exchangeable Shares which is RTO Acquiror or any of its affiliates) will sell, on the Redemption Date, all of the Exchangeable Shares held by such holders on such date for a price per share equal to the Redemption Call Purchase Price which shall be satisfied in full by RTO Acquiror or Callco delivering or causing to be delivered to each such holder one RTO Acquiror Share plus any Dividend Amount.

(c)

For the purposes of completing the purchase and sale of the Exchangeable Shares pursuant to the exercise of the Redemption Call Right, RTO Acquiror and/or Callco, as the case may be, shall deposit or cause to be deposited with the Transfer Agent, on or before the Redemption Date, an aggregate number of RTO Acquiror Shares and a cheque or cheques payable at par at any branch of the bankers of RTO Acquiror or Callco, as applicable, representing the aggregate Dividend Amount, if any, in payment of the aggregate Redemption Call Purchase Price less any amounts withheld pursuant to Section 4.5. Provided that RTO Acquiror or Callco, as applicable, has complied with the immediately preceding sentence, the holders of the Exchangeable Shares (other than RTO Acquiror and its affiliates) shall cease to be holders of the Exchangeable Shares on and after the Redemption Date and, from and after such date, shall not be entitled to exercise any of the rights of holders in respect thereof (including, without limitation, any rights under the Voting and Exchange Trust Agreement) other than the right to receive their proportionate part of the aggregate Redemption Call Purchase Price, without interest, upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Redemption Date be considered and deemed for all purposes to be the holder of the RTO Acquiror Shares which such holder is entitled to receive. Upon surrender to the Transfer

Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and articles of Canco and such additional documents, instruments and payments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of RTO Acquiror or Callco, as the case may be, shall transfer to such holder, the RTO Acquiror Shares to which such holder is entitled and as soon as reasonably practicable thereafter the Transfer Agent shall deliver to such holder of the RTO Acquiror Shares to which the holder is entitled and a cheque or cheques of RTO Acquiror or Callco, as the case may be, payable at par at any branch of the bankers of RTO Acquiror or Callco, respectively, representing the Dividend Amount, if any, and when received by the Transfer Agent, all dividends and other distributions with respect to such RTO Acquiror Shares with a record date after the Redemption Date and before the date of the transfer of such RTO Acquiror Shares to such holder, less any amounts withheld pursuant to Section 4.6. If Callco does not exercise the Redemption Call Right in the manner described above, on the Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by Canco in connection with the redemption of the Exchangeable Shares pursuant to Article 7 of the Exchangeable Share Provisions.

5.3	Change of Law Call Right

In addition to the rights contained in the Exchangeable Share Provisions, RTO Acquiror and Callco shall have the following rights in respect of the Exchangeable Shares:

(a)

Subject to the proviso in Section 5.3(b) that Callco shall only be entitled to exercise the Change of Law Call Right with respect to those Exchangeable Shares, if any, in respect of which RTO Acquiror has not exercised the Change of Law Call Right, RTO Acquiror and Callco shall each have the overriding right (the “Change of Law Call Right”), in the event of a Change of Law, to purchase from all but not less than all of the holders of the Exchangeable Shares (other than any holder of Exchangeable Shares which is RTO Acquiror or any of its affiliates) on the Change of Law Call Date all but not less than all of the Exchangeable Shares held by each such holder upon payment by RTO Acquiror or Callco, as the case may be, of an amount per share (the “Change of Law Call Purchase Price”) equal to the Current Market Price of RTO Acquiror Shares on the last Business Day prior to the Change of Law Call Date plus the Dividend Amount, which shall be satisfied in full by RTO Acquiror or Callco, as the case may be, delivering or causing to be delivered to such holder one RTO Acquiror Share plus any Dividend Amount. In the event of the exercise of the Change of Law Call Right by RTO Acquiror or Callco, each holder of Exchangeable Shares shall be obligated to sell all the Exchangeable Shares held by such holder to RTO Acquiror or Callco, as the case may be, on the Change of Law Call Date upon payment by RTO Acquiror or Callco, as the case may be, to such holder of the Change of Law Call Purchase Price for each such Exchangeable Share.

(b)

Callco shall only be entitled to exercise the Change of Law Call Right with respect to those Exchangeable Shares, if any, in respect of which RTO Acquiror has not exercised the Change of Law Call Right. To exercise the Change of Law Call Right, RTO Acquiror or Callco must notify the Transfer Agent of its intention to exercise such right at least 30 days before the date on which RTO Acquiror or Callco intends to acquire the Exchangeable Shares (the “Change of Law Call Date”). If RTO Acquiror or Callco

exercises the Change of Law Call Right, then, on the Change of Law Call Date, RTO Acquiror or Callco, as the case may be, will purchase and the holders of Exchangeable Shares will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Change of Law Call Purchase Price, which shall be satisfied in full by RTO Acquiror or Callco, as the case may be, delivering or causing to be delivered to such holder one RTO Acquiror Share plus any Dividend Amount.

(c)

For the purposes of completing the purchase and sale of the Exchangeable Shares pursuant to the exercise of the Change of Law Call Right, RTO Acquiror or Callco, as the case may be, shall deposit or cause to be deposited with the Transfer Agent, on or before the Change of Law Call Date, the aggregate number of RTO Acquiror Shares which RTO Acquiror or Callco, as the case may be, shall deliver or cause to be delivered pursuant to Section 5.4(a) and a cheque or cheques of RTO Acquiror or Callco, as the case may be, payable at par at any branch of the bankers of RTO Acquiror or Callco representing the aggregate Dividend Amount, if any, in payment of the aggregate Redemption Call Purchase Price, in each case less any amounts withheld pursuant to Section 4.6. Provided that RTO Acquiror or Callco has complied with the immediately preceding sentence, on and after the Change of Law Call Date the holders of the Exchangeable Shares shall cease to be holders of the Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive their proportionate part of the total Change of Law Purchase Price payable by RTO Acquiror or Callco, as the case may be, without interest, upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Change of Law Call Date be considered and deemed for all purposes to be the holder of RTO Acquiror Shares to which such holder is entitled. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and articles of Canco and such additional documents, instruments and payments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of RTO Acquiror or Callco, as the case may be, shall transfer to such holder, the RTO Acquiror Shares to which such holder is entitled and as soon as reasonably practicable thereafter the Transfer Agent shall deliver to such holder written evidence of the book entry issuance in uncertificated form of the RTO Acquiror Shares to which the holder is entitled and a cheque or cheques of RTO Acquiror or Callco, as the case may be, payable at par at any branch of the bankers of RTO Acquiror or Callco, as the case may be, representing the Dividend Amount, if any, and when received by the Transfer Agent, all dividends and other distributions with respect to such RTO Acquiror Shares with a record date after the Redemption Date and before the date of the transfer of such RTO Acquiror Shares to such holder, less any amounts withheld pursuant to Section 4.5.

ARTICLE 6

AMENDMENT

6.1	Plan of Arrangement Amendment

(a)

With the prior written consent of RTO Acquiror, not to be unreasonably withheld, Meta may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time, provided that any such amendment, modification and/or supplement must be contained in a written document that is filed with the Court and, if made after the Meta Meeting, approved by the Court and communicated to Meta Shareholders, Meta Optionholders and Meta Warrantholders if and as required by the Court.

(b)

With the prior written consent of RTO Acquiror, not to be unreasonably withheld, any amendment, modification or supplement to this Plan of Arrangement may be proposed by Meta at any time before or at the Meta Meeting with or without any other prior notice or communication and, if so proposed and accepted by the persons voting at the Meta Meeting in the manner required under the Interim Order, shall become part of this Plan of Arrangement for all purposes.

(c)

Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Meta Meeting shall be effective only if (i) it is consented to in writing by Meta and RTO Acquiror and, (ii) if required by the Court, it is consented to by Meta Shareholders, Meta Optionholders and/or Meta Warrantholders voting in the manner directed by the Court.

(d)

With the prior written consent of RTO Acquiror, not to be unreasonably withheld, any amendment, modification or supplement to this Plan of Arrangement may be made prior to the Effective Date by Meta and without the approval of the Court, Meta Shareholders, Meta Optionholders or Meta Warrantholders, provided that it concerns a matter which, in the reasonable opinion of Meta, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not materially adverse to the financial or economic interests of any Meta Shareholder, Meta Optionholder or Meta Warrantholder.

(e)	This Plan of Arrangement may be withdrawn prior to the Exchange Time in accordance with the Arrangement Agreement.

ARTICLE 7

FURTHER ASSURANCES

Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of Meta, RTO Acquiror, Callco and Canco shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them to document or evidence any of the transactions or events set out in this Plan of Arrangement.

ARTICLE 8

NOTICE

Any notice to be given by RTO Acquiror or Canco to Meta Shareholders, Meta Optionholders or Meta Warrantholders pursuant to the Arrangement will be deemed to have been properly given if it is mailed by first class mail, postage prepaid, to registered Meta Shareholders, Meta Optionholders or Meta Warrantholders, as the case may be, at their addresses as shown on the applicable register of such holders maintained by Meta and will be deemed to have been received on the first day following the date of mailing which is a Business Day.

The provisions of this Plan of Arrangement, the Arrangement Agreement and the Letter of Transmittal and Election Form apply notwithstanding any accidental omission to give notice to any one or more Meta Shareholders, Meta Optionholders or Meta Warrantholders and notwithstanding any interruption of mail services in Canada, the United States or elsewhere following mailing. In the event of any interruption of mail service following mailing, RTO Acquiror intends to make reasonable efforts to disseminate any notice by other means, such as dissemination by press release.

Notwithstanding the provisions of the Arrangement Agreement, this Plan of Arrangement and the Letter of Transmittal and Election Form, certificates, if any, for RTO Acquiror Shares and Exchangeable Shares issuable, pursuant to the Arrangement need not be mailed if RTO Acquiror determines that delivery thereof by mail may be delayed. Persons entitled to cheques and certificates which are not mailed for the foregoing reason may take delivery thereof at the office of the Transfer Agent in respect of which the certificates being issued were deposited, upon application to the Transfer Agent, until such time as RTO Acquiror has determined that delivery by mail will no longer be delayed. Notwithstanding the provisions of the Arrangement Agreement, this Plan of Arrangement and the Letter of Transmittal and Election Form, the deposit of cheques and certificates with the Transfer Agent in such circumstances will constitute delivery to the persons entitled thereto and the RTO Acquiror Shares will be deemed to have been paid for immediately upon such deposit.

APPENDIX I

TO THE PLAN OF ARRANGEMENT PROVISIONS

ATTACHING TO THE EXCHANGEABLE SHARES

The Exchangeable Shares shall have the following rights, privileges, restrictions and conditions:

1.	Interpretation

(1)	For the purposes of these share provisions:

“affiliate” has the meaning ascribed thereto in the Securities Act (Ontario), as amended.

“Agent” means any chartered bank or trust company in Canada selected by Canco for the purposes of holding some or all of the Liquidation Amount or Redemption Price in accordance with Section 5 or Section 7, respectively.

“Ancillary Rights” means the interest of a holder of Exchangeable Shares as a beneficiary of the trust created under the Voting and Exchange Trust Agreement.

“Arrangement” means an arrangement under Section 182 of the OBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations hereto made in accordance with the Plan of Arrangement and the Arrangement Agreement or made at the direction of the Court, to which plan these share provisions are attached as Appendix I.

“Arrangement Agreement” means the arrangement agreement made as of December 11, 2020 between RTO Acquiror, Canco, Callco and Meta, as amended, supplemented and/or restated in accordance with its terms.

“Automatic Exchange Right” has the meaning ascribed thereto in the Voting and Exchange Trust Agreement.

“Board of Directors” means the board of directors of Canco.

“Business Day” means a day other than a Saturday, a Sunday or any other day on which commercial banking institutions in Toronto, Ontario are authorized or required by applicable Law to be closed.

“Callco” means 2798331 Ontario Inc., a direct or indirect wholly-owned subsidiary of RTO Acquiror incorporated under the laws of the Province of Ontario or any other direct or indirect wholly-owned subsidiary of RTO Acquiror designated by RTO Acquiror from time to time after the Effective Date in replacement thereof.

“Call Notice” has the meaning ascribed thereto in Section 6(3) of these share provisions.

“Canadian Dollar Equivalent” means in respect of an amount expressed in a currency other than Canadian dollars (the “Foreign Currency Amount”) at any date the product obtained by multiplying:

(a)	the Foreign Currency Amount; by

(b)

the exchange rate on the Business Day immediately preceding such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such exchange rate is not available, such exchange rate on the Business Day immediately preceding such date for such foreign currency expressed in Canadian dollars as may be mutually agreed upon by RTO Acquiror and Meta, to be appropriate for such purpose, which determination shall be conclusive and binding.

“Canco” means Metamaterial Exchangeco Inc. (formerly 2798832 Ontario Inc.), being the corporation, which is a wholly-owned subsidiary of RTO Acquiror, incorporated under the laws of the Province of Ontario that issues the Exchangeable Shares pursuant to the Arrangement.

“Common Shares” means the common shares in the capital of Canco.

“Court” means the Ontario Superior Court of Justice (Commercial List).

“CRA” means the Canada Revenue Agency.

“Current Market Price” means, in respect of an RTO Acquiror Share on any date, the quotient obtained by dividing (a) the aggregate of the Daily Value of Trades for each day during the period of 20 consecutive trading days ending three trading days before such date; by (b) the aggregate volume of RTO Acquiror Shares used to calculate such Daily Value of Trades.

“Daily Value of Trades” means, in respect of the RTO Acquiror Shares on any trading day, the product of (a) the Canadian Dollar Equivalent of the volume weighted average price of RTO Acquiror Shares on the NASDAQ (or, if the RTO Acquiror Shares are not listed on the NASDAQ, the volume weighted average price of RTO Acquiror Shares on such other stock exchange or automated quotation system on which the RTO Acquiror Shares are listed or quoted, as the case may be, as determined by RTO Acquiror for such purpose) on such date; and (b) the aggregate volume of RTO Acquiror Shares traded on such day on the NASDAQ or such other stock exchange or automated quotation system and used to calculate such volume weighted average price; provided that any such selections by RTO Acquiror shall be conclusive and binding.

“Depositary” means the person acting as depositary under the Arrangement.

“Director” means the Director appointed pursuant to Section 278 of the OBCA.

“Dividend Amount” means an amount equal to all declared and unpaid dividends on an Exchangeable Share held by a holder on any dividend record date which occurred prior to the date of purchase, redemption or other acquisition of such share by Callco, Canco or RTO Acquiror from such holder pursuant to Section 5(1), Section 6(1) or Section 7(1).

“Effective Date” means the date on which the Arrangement becomes effective in accordance with the OBCA and the Final Order.

“Exchange” means the Canadian Securities Exchange, the Toronto Stock Exchange or such other recognized securities exchange upon which the Exchangeable Shares may be listed for trading from time to time.

“Exchangeable Shares” means the non-voting, exchangeable shares in the capital of Canco, having the rights, privileges, restrictions and conditions set forth herein.

“Exchangeable Share Voting Event” means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of Canco and in respect of which the Board of Directors determines in good faith that after giving effect to such matter the economic equivalence of the Exchangeable Shares and the RTO Acquiror Shares is maintained for the holders of Exchangeable Shares (other than RTO Acquiror and its affiliates).

“Exempt Exchangeable Share Voting Event” means an Exchangeable Share Voting Event in order to approve or disapprove, as applicable, any change to, or in the rights of the holders of, the Exchangeable Shares, where the approval or disapproval, as applicable, of such change would be required to maintain the economic equivalence of the Exchangeable Shares and the RTO Acquiror Shares.

“Final Order” means an order of the Court granted pursuant to Section 185 of the OBCA, in a form acceptable to each of RTO Acquiror and Meta, each acting reasonably, approving the Arrangement after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, as such order may be affirmed, amended, modified, supplemented or varied by the Court (with the consent of RTO Acquiror and Meta, each acting reasonably) at any time prior to the Effective Date or, if appealed, as affirmed or amended (provided, however, that any such amendment is acceptable to RTO Acquiror and Meta, each acting reasonably) on appeal, unless such appeal is withdrawn, abandoned or denied.

“Governmental Entity” means any domestic or foreign court, tribunal, federal, state, provincial or local government or governmental agency, department or authority or other regulatory authority (including the Exchange and NASDAQ) or administrative agency or commission (including the Securities Authorities and the SEC) or any elected or appointed public official.

“holder” means, when used with reference to the Exchangeable Shares, a holder of Exchangeable Shares shown from time to time in the register maintained by or on behalf of Canco in respect of the Exchangeable Shares.

“including” means “including without limitation” and “includes” means “includes without limitation”.

“ITA” means the Income Tax Act (Canada), as amended.

“Liquidation Amount” has the meaning ascribed thereto in Section 5(1) of these share provisions.

“Liquidation Call Right” has the meaning ascribed thereto in the Plan of Arrangement.

“Liquidation Date” has the meaning ascribed thereto in Section 5(1) of these share provisions.

“Meta” means Metamaterial Inc., a corporation governed under the OBCA.

“NASDAQ” means the NASDAQ Capital Market.

“OBCA” means the Business Corporations Act (Ontario), as amended.

“person” includes any individual, firm, partnership, limited partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status.

“Plan of Arrangement” means the plan of arrangement substantially in the form and content of Schedule B annexed to the Arrangement Agreement, and any amendments or variations thereto made in accordance with Article 6 of the Arrangement Agreement or Article 6 of the Plan of Arrangement or made at the direction of the Court.

“Purchase Price” has the meaning ascribed thereto in Section 6(3) of these share provisions.

“Redemption Call Purchase Price” has the meaning ascribed thereto in the Plan of Arrangement.

“Redemption Call Right” has the meaning ascribed thereto in the Plan of Arrangement.

“Redemption Date” means the date, if any, established by the Board of Directors for the redemption by Canco of all but not less than all of the outstanding Exchangeable Shares pursuant to Section 7 of these share provisions, which date shall be no earlier than the seventh anniversary of the date on which Exchangeable Shares first are issued, unless:

(a)

there are fewer than [•][1] Exchangeable Shares outstanding (other than Exchangeable Shares held by RTO Acquiror and its affiliates, and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares, any issue or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Exchangeable Shares), in which case the Board of Directors may accelerate such redemption date to such date prior to the seventh anniversary of the date on which Exchangeable Shares first are issued as the Board of Directors may determine, upon at least 30 days’ prior written notice to the holders of the Exchangeable Shares and the Trustee;

(b)

an RTO Acquiror Control Transaction occurs, in which case, provided that the Board of Directors determines, in its sole discretion, that it is not reasonably practicable to substantially replicate the terms and conditions of the Exchangeable Shares in connection with such RTO Acquiror Control Transaction and that the redemption of all but not less than all of the outstanding Exchangeable Shares is necessary to enable the completion of such RTO Acquiror Control Transaction in accordance with its terms, the Board of Directors may accelerate such redemption date to such date prior to the seventh anniversary of the date on which Exchangeable Shares first are issued as the Board of Directors may determine, upon such number of days’ prior written notice to the holders of the Exchangeable Shares and the Trustee as the Board of Directors may determine to be reasonably practicable in such circumstances;

(c)

an Exchangeable Share Voting Event that is not an Exempt Exchangeable Share Voting Event is proposed and (i) the holders of the Exchangeable Shares fail to take the necessary action, at a meeting or other vote of holders of Exchangeable Shares, to approve or disapprove, as applicable, the Exchangeable Share Voting Event or the holders of the Exchangeable Shares do take the necessary action but, in connection therewith, rights of dissent are required to be granted to the holders of Exchangeable Shares pursuant to the OBCA and the holders of more than 2% of the outstanding Exchangeable Shares (other than those held by RTO Acquiror and its affiliates) exercise rights of dissent under the OBCA, and (ii) the Board of Directors determines that it is not reasonably practicable to

[1]	[NTD: To be 25% of the number issued on the Effective Date.]

accomplish the business purpose (which business purpose must be bona fide and not for the primary purpose of causing the occurrence of the Redemption Date) intended by the Exchangeable Share Voting Event in a commercially reasonable manner that does not result in an Exchangeable Share Voting Event, in which case the Redemption Date shall be the Business Day following the day on which the later of the events described in (i) and (ii) above occur; or

(d)

an Exempt Exchangeable Share Voting Event is proposed and holders of the Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares to approve or disapprove, as applicable, the Exempt Exchangeable Share Voting Event in which case the Redemption Date shall be the Business Day following the day on which the holders of the Exchangeable Shares failed to take such action provided, however, that the accidental failure or omission to give any notice of redemption under clauses (a), (b), (c) or (d) above to any of the holders of Exchangeable Shares shall not affect the validity of any such redemption.

“Redemption Price” has the meaning ascribed thereto in Section 7(1) of these share provisions.

“Retracted Shares” has the meaning ascribed thereto in Section 6(1)(a) of these share provisions.

“Retraction Call Right” has the meaning ascribed thereto in Section 6(1)(c) of these share provisions.

“Retraction Date” has the meaning ascribed thereto in Section 6(1)(b) of these share provisions.

“Retraction Price” has the meaning ascribed thereto in Section 6(1) of these share provisions.

“Retraction Request” has the meaning ascribed thereto in Section 6(1) of these share provisions.

“RTO Acquiror” means Torchlight Energy Resources, Inc., a corporation existing under the laws of the State of Nevada.

“RTO Acquiror Control Transaction” means: (i) any merger, amalgamation, arrangement, take-over bid or tender offer, material sale of shares or rights or interests therein or thereto or similar transactions involving RTO Acquiror that results in the holders of outstanding voting securities of RTO Acquiror immediately prior to such transaction directly or indirectly owning, or exercising control or direction over, voting securities representing less than 50% of the total voting power of all of the voting securities of the surviving entity outstanding immediately after such transaction; or (ii) any sale or disposition of all or substantially of RTO Acquiror’s Assets; provided however that RTO Acquiror Control Transaction shall not refer to (i) any Asset Sale Transaction (as such term is defined in the terms of the preferred stock of the RTO Acquiror), or (ii) the reincorporation of the RTO Acquiror under the laws of the State of Delaware.

“RTO Acquiror Dividend Declaration Date” means the date on which the board of directors of RTO Acquiror declares any dividend or other distribution on the RTO Acquiror Shares, provided however that RTO Acquiror Dividend Declaration Date shall not refer to any date on which a Asset Sale Dividend is declared (as such term is defined in the terms of the preferred stock of the RTO Acquiror).

“RTO Acquiror Shares” means the common stock, par value U.S.$0.01 per share, in the capital of RTO Acquiror.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Authorities” means all securities regulatory authorities, including the applicable securities commission or similar regulatory authorities in each of the provinces and territories of Canada, the SEC, the Exchange, and the NASDAQ, that are applicable to Meta or RTO Acquiror, as the case may be.

“Support Agreement” means the agreement made between RTO Acquiror, Callco and Canco substantially in the form and content of Schedule I to the Arrangement Agreement.

“Transfer Agent” means a person as may from time to time be appointed by Canco as the registrar and transfer agent for the Exchangeable Shares.

“Trustee” means the trustee chosen by RTO Acquiror to act as trustee under the Voting and Exchange Trust Agreement, and any successor trustee appointed under the Voting and Exchange Trust Agreement.

“Voting and Exchange Trust Agreement” means an agreement to be made among RTO Acquiror, Canco and the Trustee in connection with the Plan of Arrangement substantially in the form of Schedule J to the Arrangement Agreement.

2.	Ranking of Exchangeable Shares

The Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of Canco, whether voluntary or involuntary, or any other distribution of the assets of Canco among its shareholders for the purpose of winding up its affairs.

3.	Dividends and Distributions

(1)

A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each RTO Acquiror Dividend Declaration Date, declare a dividend or other distribution on each Exchangeable Share:

(a)

in the case of a cash dividend or other distribution declared on the RTO Acquiror Shares, in an amount in cash for each Exchangeable Share equal to the cash dividend or other distribution declared on each RTO Acquiror Share on the RTO Acquiror Dividend Declaration Date;

(b)

in the case of a stock dividend or other distribution declared on the RTO Acquiror Shares to be paid in RTO Acquiror Shares, by the issue or transfer by Canco of such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of RTO Acquiror Shares to be paid on each RTO Acquiror Share unless in lieu of such stock dividend or other distribution Canco elects to effect a corresponding and contemporaneous and economically equivalent (as determined by the Board of Directors in accordance with Section 3(5) hereof) subdivision, redivision or change of the outstanding Exchangeable Shares; or

(c)

in the case of a dividend or other distribution declared on the RTO Acquiror Shares in property other than cash or RTO Acquiror Shares, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent (to be determined by the Board of Directors as contemplated by Section 3(5) hereof) to the type and amount of property declared as a dividend or other distribution on each RTO Acquiror Share.

Such dividends or other distributions shall be paid out of money, assets or property of Canco properly applicable to the payment of dividends, or out of authorized but unissued shares of Canco, as applicable. The holders of Exchangeable Shares shall not be entitled to any dividends or other distributions other than or in excess of the dividends referred to in this Section 3(1).

(2)

Cheques of Canco payable at par at any branch of the bankers of Canco shall be issued in respect of any cash dividends contemplated by Section 3(1)(a) hereof and the sending of such cheque to each holder of an Exchangeable Share shall satisfy the cash dividend or other distributions represented thereby unless the cheque is not paid on presentation. Written evidence of the book entry issuance or transfer to the registered holder of Exchangeable Shares shall be delivered in respect of any stock dividends or other distributions contemplated by Section 3(1)(b) hereof and the sending of such written evidence to each holder of an Exchangeable Share shall satisfy the stock dividend or other distribution represented thereby. Such other type and amount of property in respect of any dividends or other distributions contemplated by Section 3(1)(c) hereof shall be issued, distributed or transferred by Canco in such manner as it shall determine and the issuance, distribution or transfer thereof by Canco to each holder of an Exchangeable Share shall satisfy the dividend or other distribution represented thereby. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against Canco any dividend or other distribution that is represented by a cheque that has not been duly presented to Canco’s bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend or other distribution was payable.

(3)

The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3(1) hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend or other distribution declared on the RTO Acquiror Shares. The record date for the determination of the holders of Exchangeable Shares entitled to receive Exchangeable Shares in connection with any subdivision, redivision or change of the Exchangeable Shares under Section 3(1)(b) hereof and the effective date of such subdivision shall be the same dates as the record and payment date, respectively, for the corresponding stock dividend or other distribution declared on the RTO Acquiror Shares.

(4)

If on any payment date for any dividends or other distributions declared on the Exchangeable Shares under Section 3(1) hereof the dividends or other distributions are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends or other distributions that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which Canco shall have sufficient moneys, assets or property properly applicable to the payment of such dividends or other distributions.

(5)

The Board of Directors shall determine, in its sole discretion, “economic equivalence” for the purposes of these share provisions, including Section 3(1) hereof, and each such determination shall be conclusive and binding on Canco and its shareholders. In making each such determination, the following factors may, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

(a)	in the case of any stock dividend or other distribution payable in RTO Acquiror Shares, the number of such shares issued in proportion to the number of RTO Acquiror Shares previously outstanding;

(b)

in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase RTO Acquiror Shares (or securities exchangeable for or convertible into or carrying rights to acquire RTO Acquiror Shares), the relationship between the exercise price of each such right, option or warrant and the Current Market Price;

(c)

in the case of the issuance or distribution of any other form of property (including any shares or securities of RTO Acquiror of any class other than RTO Acquiror Shares, any rights, options or warrants other than those referred to in Section 3(5)(b) hereof, any evidences of indebtedness of RTO Acquiror or any assets of RTO Acquiror), the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding RTO Acquiror Share and the Current Market Price of an RTO Acquiror Share; and

(d)

in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of RTO Acquiror Shares as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing withholding taxes and marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

4.	Certain Restrictions

So long as any of the Exchangeable Shares are outstanding, Canco shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Section 12(2) of these share provisions:

(a)

pay any dividends on the Common Shares or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

(b)	redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares;

(c)

redeem or purchase any other shares of Canco ranking equally with the Exchangeable Shares with respect to the payment of dividends or the distribution of assets in the event of the liquidation, dissolution or winding-up of Canco, whether voluntary or involuntary, or any other distribution of the assets of Canco among its shareholders for the purpose of winding up its affairs; or

(d)	issue any Exchangeable Shares or any other shares of Canco ranking equally with the Exchangeable Shares other than by way of stock dividends to the holders of such Exchangeable Shares; and

(e)	issue any shares of Canco ranking superior to the Exchangeable Shares.

5.	Distribution on Liquidation

(1)

In the event of the liquidation, dissolution or winding-up of Canco or any other distribution of the assets of Canco among its shareholders for the purpose of winding up its affairs, subject to the exercise by RTO Acquiror or Callco of the Liquidation Call Right, a holder of Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of Canco in respect of each Exchangeable Share held by such holder on the effective date (the “Liquidation Date”) of such liquidation, dissolution, winding-up or other distribution, before any distribution of any part of the assets of Canco among the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares, an amount per share (the “Liquidation Amount”) equal to the Current Market Price of an RTO Acquiror Share on the last Business Day prior to the Liquidation Date plus the Dividend Amount, which shall be satisfied in full by Canco delivering or causing to be delivered to such holder one RTO Acquiror Share, plus an amount equal to the Dividend Amount.

(2)

On or promptly after the Liquidation Date, and provided the Liquidation Call Right has not been exercised by RTO Acquiror or Callco, Canco shall pay or cause to be paid to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, if any, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and the Articles of Canco and such additional documents, instruments and payments as the Transfer Agent and Canco may reasonably require, at the registered office of Canco or at any office of the Transfer Agent as may be specified by Canco by notice to the holders of the Exchangeable Shares. Payment of the Liquidation Amount for such Exchangeable Shares shall be made by transferring or causing to be transferred to each holder the RTO Acquiror Shares to which such holder is entitled and by delivering to such holder, on behalf of Canco, RTO Acquiror Shares (which shares shall be fully paid and non-assessable) and a cheque of Canco payable at par at any branch of the bankers of Canco in respect of the Dividend Amount. On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive the Liquidation Amount without interest upon presentation and surrender of share certificates in accordance with the foregoing provisions, unless, upon having made such presentation and surrender of certificates, payment of the total Liquidation Amount for such Exchangeable Shares shall not be made, in which case the rights of the holders shall remain unaffected until the Liquidation Amount has been paid in the manner hereinbefore provided. Canco shall have the right at any time after the Liquidation Date to transfer or cause to be issued or transferred to, and deposited with, the Agent the Liquidation Amount in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof, such Liquidation Amount to be held by the Agent as trustee for and on behalf of, and for the use and benefit of, such holders. Upon such deposit being made, the rights of a holder of Exchangeable Shares after such deposit shall be limited to receiving its proportionate part of the Liquidation Amount for such Exchangeable Shares so deposited, without interest, and when received by the Agent, all dividends and other distributions with respect to the RTO Acquiror Shares to which such holder is entitled with a record date after the date of such deposit and before the date of transfer of such RTO Acquiror Shares to such holder against presentation and surrender of the certificates for the Exchangeable Shares held by them in accordance with the foregoing provisions.

(3)

After Canco has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to Section 5(1) of these share provisions, such holders shall not be entitled to share in any further distribution of the assets of Canco.

6.	Retraction of Exchangeable Shares by Holder

(1)

A holder of Exchangeable Shares shall be entitled at any time, subject to the exercise by RTO Acquiror or Callco of the Retraction Call Right and otherwise upon compliance with, and subject to, the provisions of this Section 6, to require Canco to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to the Current Market Price of an RTO Acquiror Share on the last Business Day prior to the Retraction Date plus the Dividend Amount (the “Retraction Price”), which shall be satisfied in full by Canco delivering or causing to be delivered to such holder one RTO Acquiror Share for each Exchangeable Share presented and surrendered by the holder together with, on the designated payment date therefor, the Dividend Amount. To effect such redemption, the holder shall present and surrender at the registered office of Canco or at any office of the Transfer Agent as may be specified by Canco by notice to the holders of Exchangeable Shares the certificate or certificates representing the Exchangeable Shares, if any, which the holder desires to have Canco redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and the Articles of Canco and such additional documents, instruments and payments as the Transfer Agent and Canco may reasonably require, and together with a duly executed statement (the “Retraction Request”) in the form of Schedule A hereto or in such other form as may be acceptable to Canco:

(a)

specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates, if any, (the “Retracted Shares”) redeemed by Canco;

(b)

stating the Business Day on which the holder desires to have Canco redeem the Retracted Shares (the “Retraction Date”), provided that the Retraction Date shall be not less than 10 Business Days after the date on which the Retraction Request is received by Canco and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the 15th Business Day after the date on which the Retraction Request is received by Canco and subject also to Section 6(8); and

(c)

acknowledging the overriding right (the “Retraction Call Right”) of RTO Acquiror and Callco to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to RTO Acquiror or Callco in accordance with the Retraction Call Right on the terms and conditions set out in Section 6(3) hereof.

(2)

Provided that neither RTO Acquiror nor Callco has exercised the Retraction Call Right, upon receipt by Canco or the Transfer Agent in the manner specified in Section 6(1) of a certificate or certificates representing the number of Retracted Shares, if any, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6(7), Canco shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall transfer or cause to be issued or transferred to such holder the RTO Acquiror Shares and shall pay the Dividend Amount to which such holder is entitled and shall comply with Section 6(4) hereof. If only a part of the Exchangeable Shares represented by any certificate is redeemed (or purchased by RTO Acquiror or Callco pursuant to the Retraction Call Right), a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of Canco.

(3)

Subject to the provisions of this Section 6, upon receipt by Canco of a Retraction Request, Canco shall immediately notify RTO Acquiror and Callco thereof and shall provide to RTO Acquiror and Callco a copy of the Retraction Request. In order to exercise the Retraction Call Right, RTO Acquiror or Callco must notify Canco of its determination to do so (the “Call Notice”) within five Business Days of notification to RTO Acquiror or Callco by Canco of the receipt by Canco of the Retraction Request. If RTO Acquiror or Callco do not so notify Canco within such five Business Day period, Canco will notify the holder as soon as possible thereafter that RTO Acquiror and Callco will not exercise the Retraction Call Right. If RTO Acquiror or Callco delivers the Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6(7), the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to RTO Acquiror or Callco, as applicable, in accordance with the Retraction Call Right. In such event, Canco shall not redeem the Retracted Shares and RTO Acquiror or Callco, as applicable, shall purchase from such holder and such holder shall sell to RTO Acquiror or Callco, as applicable on the Retraction Date the Retracted Shares for a purchase price (the “Purchase Price”) per share equal to the Retraction Price per share. To the extent that RTO Acquiror or Callco, as applicable, pays the Dividend Amount in respect of the Retracted Shares, Canco shall no longer be obligated to pay any declared and unpaid dividends on such Retracted Shares. For the purpose of completing a purchase pursuant to the Retraction Call Right, on the Retraction Date, RTO Acquiror or Callco shall transfer or cause to be issued or transferred to the holder of the Retracted Shares the RTO Acquiror Shares to which such holder is entitled. Provided that RTO Acquiror or Callco, as applicable, has complied with the immediately preceding sentence and Section 6(4) hereof, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by Canco of such Retracted Shares shall take place on the Retraction Date. In the event that RTO Acquiror and Callco do not deliver a Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6(7), Canco shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Section 6. For greater certainty, only one Call Notice may be given by either RTO Acquiror or Callco in respect of each Retraction Request and, in the event that each of RTO Acquiror and Callco each give a Call Notice to Canco, only the Call Notice first received by Canco shall be valid.

(4)

Canco, RTO Acquiror or Callco, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder written evidence of the book entry issuance in uncertificated form of RTO Acquiror Shares (which shares shall be fully paid and non-assessable), and, if applicable and on or before the payment date therefor, a cheque payable at par at any branch of the bankers of Canco, RTO Acquiror or Callco, as applicable, representing the aggregate Dividend Amount, in payment of the Retraction Price or the Purchase Price, as the case may be, and such delivery of such RTO Acquiror Shares and cheques by Canco, RTO Acquiror or Callco, as the case may be, or by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the Retraction Price or Purchase Price, as the case may be, to the extent that the same is represented by such share certificates and cheques.

(5)

On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive the Retraction Price or Purchase Price, as the case may be, without interest, upon presentation and surrender of certificates, if any, in accordance with the foregoing provisions, unless upon having made such presentation and surrender of certificates, payment of the Retraction Price or the Purchase Price, as the case may be, shall not be made as provided in Section 6(4) hereof, in which case the rights of such holder shall remain unaffected until the Retraction Price or the Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the Retraction Price or the Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by Canco or purchased by RTO Acquiror or Callco shall thereafter be a holder of the RTO Acquiror Shares delivered to it.

(6)

Notwithstanding any other provision of this Section 6, Canco shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If Canco believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, if any, and provided that RTO Acquiror or Callco shall not have exercised the Retraction Call Right with respect to the Retracted Shares, Canco shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder and the Trustee at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by Canco. In any case in which the redemption by Canco of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, and provided that the Retraction Call Right has not been exercised by RTO Acquiror or Callco, Canco shall redeem Retracted Shares in accordance with Section 6(2) of these share provisions on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate representing the Retracted Shares not redeemed by Canco pursuant to Section 6(2) hereof. If Canco would otherwise be obligated to redeem the Retracted Shares pursuant to Section 6(2) of these share provisions but is not obligated to do so as a result of solvency requirements or other provisions of applicable law, the holder of any such Retracted Shares not redeemed by Canco pursuant to this Section 6(6) as a result of solvency requirements or other provisions of applicable law shall be deemed by giving the Retraction Request to have instructed the Transfer Agent to require RTO Acquiror to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by RTO Acquiror to such holder of the Purchase Price for each such Retracted Share, all as more specifically provided for in the Voting and Exchange Trust Agreement.

(7)

A holder of Retracted Shares may, by notice in writing given by the holder to Canco before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request, in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to RTO Acquiror or Callco shall be deemed to have been revoked.

(8)	Notwithstanding any other provision of this Section 6, if:

(a)

exercise of the rights of the holders of the Exchangeable Shares, or any of them, to require Canco to redeem any Exchangeable Shares pursuant to this Section 6 on any Retraction Date would require listing particulars or any similar document to be issued in order to obtain the approval of the NASDAQ to the listing and trading (subject to official notice of issuance) of, the RTO Acquiror Shares that would be required to be delivered to such holders of Exchangeable Shares in connection with the exercise of such rights; and

(b)

as a result of (a) above, it would not be practicable (notwithstanding the reasonable endeavours of RTO Acquiror) to obtain such approvals in time to enable all or any of such RTO Acquiror Shares to be admitted to listing and trading by the NASDAQ (subject to official notice of issuance) when so delivered, that Retraction Date shall, notwithstanding any other date specified or otherwise deemed to be specified in any relevant Retraction Request, be deemed for all purposes to be the earlier of (i) the second Business Day immediately following the date the approvals referred to in Section 6(8)(a) are obtained, and (ii) the date which is 30 Business Days after the date on which the relevant Retraction Request is received by Canco, and references in these share provisions to such Retraction Date shall be construed accordingly.

7.	Redemption of Exchangeable Shares by Canco

(1)

Subject to applicable law, and provided neither RTO Acquiror nor Callco has exercised the Redemption Call Right, Canco shall on the Redemption Date redeem all but not less than all of the then outstanding Exchangeable Shares for an amount per share (the “Redemption Price”) equal to the Current Market Price of an RTO Acquiror Share on the last Business Day prior to the Redemption Date plus the Dividend Amount, which shall be satisfied in full by Canco causing to be delivered to each holder of Exchangeable Shares one RTO Acquiror Share for each Exchangeable Share held by such holder, together with an amount equal to the Dividend Amount.

(2)

In any case of a redemption of Exchangeable Shares under this Section 7, Canco shall, at least 30 days before the Redemption Date (other than a Redemption Date established in connection with an RTO Acquiror Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event), send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by Canco or the purchase by Callco under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. In the case of a Redemption Date established in connection with an RTO Acquiror Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event, the written notice of the redemption by Canco or the purchase by RTO Acquiror or Callco, as applicable, under the Redemption Call Right will be sent on or before the Redemption Date, on as many days prior written notice as may be determined by the Board of Directors to be reasonably practicable in the circumstances. In any such case, such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Redemption Date and, if applicable, particulars of the Redemption Call Right.

(3)

On or after the Redemption Date and provided that the Redemption Call Right has not been exercised by RTO Acquirco or Callco, as applicable, Canco shall pay or cause to be paid to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share, upon presentation and surrender at the registered office of Canco or at any office of the Transfer Agent as may be specified by Canco in such notice of the certificates, if any, representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and the Articles of Canco and such additional documents, instruments and payments as the Transfer Agent and Canco may reasonably require. Payment of the Redemption Price for such Exchangeable Shares shall be made by transferring or causing to be issued or transferred to each holder the RTO Acquiror Shares to which such holder is entitled and by delivering to such holder, on behalf of Canco, written evidence of the book entry issuance in uncertificated form of RTO Acquiror Shares (which shares shall be fully paid), and, if applicable, a cheque of Canco payable at par at any branch of the bankers of Canco in payment of the Dividend Amount. On and after the Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive the Redemption Price without interest upon presentation and surrender of certificates, if any, in accordance with the foregoing provisions, unless, upon having made such presentation and surrender of certificates, payment of the Redemption Price for such Exchangeable Shares shall not be made, in which case the rights of the holders shall remain unaffected until the Redemption Price has been paid in the manner hereinbefore provided. Canco shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to transfer or cause to be issued or transferred to, and deposited with, the Agent named in such notice the Redemption Price for the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, such aggregate Redemption Price to be held by the Agent as trustee for and on behalf of, and for the use and benefit of, such holders. Upon the later of such deposit being made and the Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the aggregate Redemption Price for such Exchangeable Shares, without interest, and when received by the Agent, all dividends and other distributions with respect to the RTO Acquiror Shares to which such holder is entitled with a record date after the later of the date of such deposit and the Redemption Date and before the date of transfer of such RTO Acquiror Shares to such holder, against presentation and surrender of the certificates, if any, for the Exchangeable Shares held by them in accordance with the foregoing provisions.

8.	Purchase for Cancellation

Subject to applicable law, Canco may at any time and from time to time purchase for cancellation all or any part of the Exchangeable Shares by private agreement with the holder thereof.

9.	Voting Rights

Except as required by applicable law and by Section 13 hereof, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of Canco or to vote at any such meeting. Without limiting the generality of the foregoing, the holders of the Exchangeable Shares shall not have class votes except as required by applicable law.

10.	Specified Amount

The amount specified in respect of each Exchangeable Share for the purposes of subsection 191(4) of the ITA shall be an amount equal to $[•]2.

11.	Amendment and Approval

(1)

The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

(2)

Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares in accordance with applicable law shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law, subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 10% of the outstanding Exchangeable Shares at that time are present or represented by proxy; provided that if at any such meeting the holders of at least 10% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than five days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares.

12.	Reciprocal Changes, etc. in Respect of RTO Acquiror Shares

(1)

Each holder of an Exchangeable Share acknowledges that the Support Agreement provides, in part, that so long as any Exchangeable Shares not owned by RTO Acquiror or its affiliates are outstanding, RTO Acquiror will not without the prior approval of Canco and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 12(2) of these share provisions:

(a)

issue or distribute RTO Acquiror Shares (or securities exchangeable for or convertible into or carrying rights to acquire RTO Acquiror Shares) to the holders of all or substantially all of the then outstanding RTO Acquiror Shares by way of stock dividend or other distribution, other than an issue of RTO Acquiror Shares

[2]	[NTD: this should be an amount that is not greater than the FMV of an Exchangeable Share on the date of issuance.]

(or securities exchangeable for or convertible into or carrying rights to acquire RTO Acquiror Shares) to holders of RTO Acquiror Shares (i) who exercise an option to receive dividends in RTO Acquiror Shares (or securities exchangeable for or convertible into or carrying rights to acquire RTO Acquiror Shares) in lieu of receiving cash dividends, or (ii) pursuant to any dividend reinvestment plan or similar arrangement;

(b)

issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding RTO Acquiror Shares entitling them to subscribe for or to purchase RTO Acquiror Shares (or securities exchangeable for or convertible into or carrying rights to acquire RTO Acquiror Shares); or

(c)	issue or distribute to the holders of all or substantially all of the then outstanding RTO Acquiror Shares:

(i)	shares or securities of RTO Acquiror of any class (other than RTO Acquiror Shares or securities convertible into or exchangeable for or carrying rights to acquire RTO Acquiror Shares);

(ii)	rights, options or warrants other than those referred to in Section 13(1)(b) above;

(iii)	evidence of indebtedness of RTO Acquiror; or

(iv)	assets of RTO Acquiror,

unless the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the Exchangeable Shares and at least 7 days prior written notice thereof is given to the holders of Exchangeable Shares; provided that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by RTO Acquiror in order to give effect to and to consummate, in furtherance of or otherwise in connection with the transactions contemplated by, and in accordance with, the Arrangement Agreement and the Plan of Arrangement.

(2)

Each holder of an Exchangeable Share acknowledges that the Support Agreement further provides, in part, that so long as any Exchangeable Shares not owned by RTO Acquiror or its affiliates are outstanding, RTO Acquiror will not without the prior approval of Canco and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 12(2) of these share provisions:

(a)	subdivide, redivide or change the then outstanding RTO Acquiror Shares into a greater number of RTO Acquiror Shares;

(b)	reduce, combine, consolidate or change the then outstanding RTO Acquiror Shares into a lesser number of RTO Acquiror Shares; or

(c)

reclassify or otherwise change the RTO Acquiror Shares or effect an amalgamation, merger, reorganization or other transaction affecting the RTO Acquiror Shares, unless the same or an economically equivalent change shall simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares and at least 10 days prior written notice is given to the holders of Exchangeable Shares, provided that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by RTO Acquiror in order to give effect to and to consummate, in furtherance of or otherwise in connection with the transactions contemplated by, and in accordance with, the Arrangement Agreement and the Plan of Arrangement. The Support Agreement further provides, in part, that the aforesaid provisions of the Support Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with Section 12(2) of these share provisions.

(3)	Notwithstanding the foregoing provisions of this Section 12, in the event of an RTO Acquiror Control Transaction:

(a)

in which RTO Acquiror merges or amalgamates with, or in which all or substantially all of the then outstanding RTO Acquiror Shares are acquired by one or more other corporations to which RTO Acquiror is, immediately before such merger, amalgamation or acquisition, related within the meaning of the ITA (otherwise than virtue of a right referred to in paragraph 251(5)(b) thereof);

(b)	which does not result in an acceleration of the Redemption Date in accordance with paragraph (b) of the definition of such term in Section 1(1) of the share provisions; and

(c)

in which all or substantially all of the then outstanding RTO Acquiror Shares are converted into or exchanged for shares or rights to receive such shares (the “Other Shares”) of another corporation (the “Other Corporation”) that, immediately after such RTO Acquiror Control Transaction, owns or controls, directly or indirectly, RTO Acquiror;

then all references herein to “RTO Acquiror” shall thereafter be and be deemed to be references to “Other Corporation” and all references herein to “RTO Acquiror Shares” shall thereafter be and be deemed to be references to “Other Shares” (with appropriate adjustments, if any, as are required to result in a holder of Exchangeable Shares on the exchange, redemption or retraction of shares pursuant to these share provisions or Article 5 of the Plan of Arrangement or exchange of shares pursuant to the Voting and Exchange Trust Agreement immediately subsequent to the RTO Acquiror Control Transaction being entitled to receive that number of Other Shares equal to the number of Other Shares such holder of Exchangeable Shares would have received if the exchange, option or retraction of such shares pursuant to these share provisions or Article 5 of the Plan of Arrangement, or exchange of such shares pursuant to the Voting and Exchange Trust Agreement had occurred immediately prior to the RTO Acquiror Control Transaction and the RTO Acquiror Control Transaction was completed) without any need to amend the terms and conditions of the Exchangeable Shares and without any further action required.

13.	Actions by Canco under Support Agreement

(1)

Canco will take all such actions and do all such things as shall be necessary to perform and comply with and to ensure performance and compliance by RTO Acquiror, Callco and Canco with all provisions of the Support Agreement applicable to RTO Acquiror, Callco and Canco, respectively, in accordance with the terms thereof including taking all such actions and doing all such things as shall be necessary to enforce for the direct benefit of Canco all rights and benefits in favour of Canco under or pursuant to such agreement.

(2)

Canco shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement without the approval of the holders of the Exchangeable Shares given in accordance with Section 12(2) of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

(a)	adding to the covenants of the other parties to such agreement for the protection of Canco or the holders of the Exchangeable Shares thereunder;

(b)

making such amendments or modifications not inconsistent with such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of Canco, it may be expedient to make, provided that the Board of Directors shall be of the good faith opinion, that such amendments and modifications will not be materially prejudicial to the interests of the holders of the Exchangeable Shares; or

(c)

making such changes in or corrections to such agreement for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the good faith opinion that such changes or corrections will not be materially prejudicial to the rights or interests of the holders of the Exchangeable Shares.

14.	Legend; Call Rights; Withholding Rights

(1)

The certificates evidencing the Exchangeable Shares, if any, shall contain or have affixed thereto a legend with respect to the Support Agreement, the provisions of the Plan of Arrangement relating to the Liquidation Call Right, the Redemption Call Right and the Change of Law Call Right (as defined in the Plan of Arrangement), the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights and automatic exchange thereunder) and the Retraction Call Right.

(2)

Each holder of an Exchangeable Share, whether of record or beneficial, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the Liquidation Call Right, the Retraction Call Right, the Redemption Call Right and the Change of Law Call Right and the overriding nature thereof in connection with the liquidation, dissolution or winding-up of Canco or any other distribution of the assets of Canco among its shareholders for the purpose of winding up its affairs, or the retraction or redemption of Exchangeable Shares, as the case may be, and to be bound thereby in favour of RTO Acquiror or Callco as therein provided.

(3)

Notwithstanding any other provisions of these share provisions, Canco, Callco, RTO Acquiror and the Transfer Agent shall be entitled to deduct and withhold from any dividend, distribution, consideration, purchase price or amounts otherwise payable to any holder of Exchangeable Shares such amounts as Canco, Callco, RTO Acquiror or the Transfer Agent is required to deduct and withhold with respect to such payment under the ITA or United States tax laws or any provision of provincial, territorial, state, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the Exchangeable Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing Governmental Entity. To the extent that the amount so required to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, Canco, Callco, RTO Acquiror and the Transfer Agent are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to Canco, Callco, RTO Acquiror or the Transfer Agent, as the case may be, to enable it to comply with such deduction or withholding requirement and Canco, Callco, RTO Acquiror or the Transfer Agent shall notify the holder thereof and remit any unapplied balance of the net proceeds of such sale.

15.	Notices

(1)

Any notice, request or other communication to be given to Canco by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by first class mail (postage prepaid) or by delivery to the registered office of Canco and addressed to the attention of the Chief Executive Officer of Canco. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by Canco.

(2)

Any presentation and surrender by a holder of Exchangeable Shares to Canco or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of Canco or the retraction or redemption of Exchangeable Shares shall be made by first class mail (postage prepaid) or by delivery to the registered office of Canco or to such office of the Transfer Agent as may be specified by Canco, in each case, addressed to the attention of the Chief Executive Officer of Canco. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by Canco or the Transfer Agent, as the case may be. Any such presentation and surrender of certificates made by first class mail (postage prepaid) shall be at the sole risk of the holder mailing the same.

(3)

Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of Canco shall be in writing and shall be valid and effective if given by first class mail (postage prepaid) or by delivery to the address of the holder recorded in the register of shareholders of Canco or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the third Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by Canco pursuant thereto.

(4)

In the event of any interruption of mail service immediately prior to a scheduled mailing or in the period following a mailing during which delivery normally would be expected to occur, Canco shall make reasonable efforts to disseminate any notice by other means, such as press release.

Notwithstanding any other provisions of these share provisions, notices, other communications and deliveries need not be mailed if Canco determines that delivery thereof by mail may be delayed.

Persons entitled to any deliveries (including certificates and cheques) which are not mailed for the foregoing reason may take delivery thereof at the office of the Transfer Agent to which the deliveries were made, upon application to the Transfer Agent, until such time as Canco has determined that delivery by mail will not longer be delayed. Canco will provide notice of any such determination not to mail made hereunder as soon as reasonably practicable after the making of such determination and in accordance with this Section 16(4). Such deliveries in such circumstances will constitute delivery to the persons entitled thereto.

16.	Disclosure of Interests in Exchangeable Shares

Canco shall be entitled to require any holder of an Exchangeable Share or any person who Canco knows or has reasonable cause to believe holds any interest whatsoever in an Exchangeable Share to confirm that fact or to give such details as to whom has an interest in such Exchangeable Share as would be required (if the Exchangeable Shares were a class of “equity shares” of Canco) under National Instrument 62-104 Takeover Bids and Issuer Bids or as would be required under the Articles of RTO Acquiror or any laws or regulations, or pursuant to the rules or regulations of any regulatory Governmental Entity, if the Exchangeable Shares were RTO Acquiror Shares.

SCHEDULE A TO APPENDIX I RETRACTION REQUEST

[TO BE PRINTED ON EXCHANGEABLE SHARE CERTIFICATES, IF ANY]

To: Metamaterial Exchangeco Inc. (“Canco”) and 2798331 Ontario Inc. (“Callco”) and Torchlight Energy Resources, Inc. (“RTO Acquiror”)

This notice is given pursuant to Section 6 of the provisions (the “Share Provisions”) attaching to the Exchangeable Shares of Canco represented by this certificate and all capitalized words and expressions used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

The undersigned hereby notifies Canco that, subject to the Retraction Call Right referred to below, the undersigned desires to have Canco redeem in accordance with Section 6 of the Share Provisions:

(a) ☐ all share(s) represented by this certificate; or

(b) ☐ share(s) only represented by this certificate.

The undersigned hereby notifies Canco that the Retraction Date shall be ________________.

NOTE: The Retraction Date must be a Business Day and must not be less than 10 Business Days nor more than 15 Business Days after the date upon which this notice is received by Canco. If no such Business Day is specified above, the Retraction Date shall be deemed to be the 15th Business Day after the date on which this notice is received by Canco.

The undersigned acknowledges the overriding Retraction Call Right of RTO Acquiror and Callco to purchase all but not less than all the Retracted Shares from the undersigned and that this notice is and shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to RTO Acquiror or Callco in accordance with the Retraction Call Right on the Retraction Date for the Purchase Price and on the other terms and conditions set out in Section 6(3) of the Share Provisions. This Retraction Request, and this offer to sell the Retracted Shares to RTO Acquiror or Callco, may be revoked and withdrawn by the undersigned only by notice in writing given to Canco at any time before the close of business on the Business Day immediately preceding the Retraction Date.

The undersigned acknowledges that if, as a result of solvency provisions of applicable law, Canco is unable to redeem all Retracted Shares, and provided that neither RTO Acquiror nor Callco has exercised the Retraction Call Right with respect to the Retracted Shares, the Retracted Shares will be automatically exchanged pursuant to the Voting and Exchange Trust Agreement so as to require RTO Acquiror to purchase the unredeemed Retracted Shares.

The undersigned hereby represents and warrants to Callco, RTO Acquiror and Canco that the undersigned:

[is] ☐

[is not] ☐

(select one)

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a non-resident of Canada for purposes of the Income Tax Act (Canada). The undersigned acknowledges that in the absence of an indication that the undersigned is not a non-resident of Canada, withholding on account of Canadian tax may be made from amounts payable to the undersigned on the redemption or purchase of the Retracted Shares.

The undersigned hereby represents and warrants to Callco, RTO Acquiror and Canco that the undersigned is not a person within the United States of America, its territories or possessions or any state thereof, or the District of Columbia (collectively, the “United States”) or a U.S. person (within the meaning of Regulation S under the United States Securities Act of 1933, as amended) and is not making this Retraction Request for the account or benefit of a person within the United States or such a U.S. person.

The undersigned hereby represents and warrants to Callco, RTO Acquiror and Canco that the undersigned has good title to, and is the beneficial owner of, the share(s) represented by this certificate to be acquired by Callco, RTO Acquiror or Canco, as the case may be, free and clear of all liens, claims and encumbrances.

(Date)

(Signature of Shareholder)

(Guarantee of Signature) E-60

Please check box if the certificates for RTO Acquiror Shares and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder from the Transfer Agent, failing which such certificates and cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

NOTE:

This panel must be completed and this certificate, together with such additional documents and payments (including, without limitation, any applicable Stamp Taxes) as the Transfer Agent may require, must be deposited with the Transfer Agent. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of Canco and the certificates for RTO Acquiror Shares and any cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

Date:

Name of Person in Whose Name Securities or Cheque(s) Are to be Registered, Issued or Delivered (please print):

Street Address or P.O. Box:

Signature of Shareholder:

City, Province and Postal Code:

Signature Guaranteed by:

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NOTE:

If this Retraction Request is for less than all of the shares represented by this certificate, a certificate representing the remaining share(s) of Canco represented by this certificate will be issued and registered in the name of the shareholder as it appears on the register of Canco, unless the Share Transfer Power on the share certificate is duly completed in respect of such share(s).

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